SCHEDULE 14A
                          (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ] Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule
                                                  14a-6(e)(2))
[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 SED International Holdings, Inc.

           (Name of Registrant as Specified in Charter)


(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                 SED INTERNATIONAL HOLDINGS, INC.
                  4916 NORTH ROYAL ATLANTA DRIVE
                      TUCKER, GEORGIA 30085


Dear SED International Holdings, Inc. Stockholders:

You are cordially invited to attend the 1998 Annual Meeting of Stockholders to be held at the executive offices of SED International Holdings, Inc. (the "Company"), 4916 North Royal Atlanta Drive, Tucker, Georgia, on Tuesday, November 10, 1998, at 12:00 p.m., local time, for the following purposes:

     (i) To elect two Class I directors for terms to expire at the 2001 Annual Meeting of Stockholders;

     (ii) To change the state of incorporation of the Company from Delaware to Georgia;

     (iii) To approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares available for issuance by 200,000; and

     (iv) To transact such other business as may properly come before the meeting or any adjournments thereof.

     During the meeting we will review the results of the fiscal year ended June 30, 1998, and report on significant aspects of our operations during the first quarter of fiscal 1999.

     We would appreciate your completing, signing, dating and returning to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you decide to attend the meeting, you may, of course, revoke your proxy and vote your own shares.

                         Sincerely,



                         Gerald Diamond,
                         Chairman of the Board and
                         Chief Executive Officer
October 5, 1998

                SED INTERNATIONAL HOLDINGS, INC.
                 4916 NORTH ROYAL ATLANTA DRIVE
                     TUCKER, GEORGIA 30085

          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     The Annual Meeting of Stockholders of SED International Holdings, Inc. (the "Company") will be held at the executive offices of the Company, 4916 North Royal Atlanta Drive, Tucker, Georgia, on Tuesday, November 10, 1998, at 12:00 p.m., local time, for the following purposes:

     (i) To elect two Class I directors for terms to expire at the 2001 Annual Meeting of Stockholders;

     (ii) To change the state of incorporation of the Company from Delaware to Georgia;

     (iii) To approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares available for issuance by 200,000; and

     (iv) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed September 14, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE
REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY
SO THAT YOUR SHARES WILL BE REPRESENTED.

                         By Order of the Board of Directors,



                         Larry G. Ayers,
                         Secretary
October 5, 1998

                SED INTERNATIONAL HOLDINGS, INC.
                 4916 NORTH ROYAL ATLANTA DRIVE
                     TUCKER, GEORGIA  30085

                        PROXY STATEMENT

     This Proxy Statement is furnished by and on behalf of the Board of Directors (the "Board") of SED International Holdings, Inc. (the "Company") in connection with the solicitation of proxies for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 12:00 p.m., local time, Tuesday, November 10, 1998, at the Company's executive offices, 4916 North Royal Atlanta Drive, Tucker, Georgia 30085, and at any adjournments thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement, and the form of proxy will be first mailed on or about October 5, 1998, to the stockholders of the Company ("Stockholders") of record on the Record Date (as defined below).

THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND
RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID
ENVELOPE.

                     SHARES ENTITLED TO VOTE

     Each valid proxy given pursuant to this solicitation that is received in time for the Annual Meeting and not revoked will be voted with respect to all shares represented by it and will be voted in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted (i) FOR the election as directors of the nominees listed in this Proxy Statement, (ii) FOR the reincorporation of the Company from Delaware to Georgia, (iii) FOR the increase of 200,000 shares of Common Stock eligible to be issued under the Company's 1997 Stock Option Plan, and (iv) in accordance with the best judgment of the proxy holders on any other matter that may properly come before the meeting. The submission of a signed proxy will not affect a Stockholder's right to attend and to vote in person at the Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at the following address: SED International Holdings, Inc., 4916 North Royal
Atlanta Drive, Tucker, Georgia 30085, Attn: Larry G. Ayers, Secretary; executing a proxy bearing a later date; or attending and voting in person at the Annual Meeting.

     Only Stockholders of record as of the close of business on September 14, 1998 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were __________ shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters presented for Stockholder vote.

     According to the Amended and Restated By-laws of the Company (the "By-laws"), the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Annual Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Annual

Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. If a quorum is present or represented by proxy at the Annual Meeting, the By-laws provide that the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will decide the corporate action taken unless a different vote is required by Delaware
law, the Certificate of Incorporation or the By-laws.   Delaware law and
the By-laws specify that directors shall be elected by the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. With respect to the election of directors, abstentions and broker non-votes will have the effect of votes to withhold a vote for all nominees.


                PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board currently consists of six members. The Board is divided into three classes of directors, designated Class I, Class II and Class III, with each class having two members. The term of the Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors expire at the 1999 and 2000 Annual Meetings of Stockholders, respectively. Stockholders annually elect directors of one of the three classes for three-year terms, to serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal. At the Annual Meeting, the Stockholders will elect two directors to serve as Class I directors. The Board has nominated Stewart I. Aaron and Mark Diamond, who are both currently Class I directors, for election as Class I directors to serve until the Annual Meeting of Stockholders in 2001 and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

     Each nominee has consented to serve as a director of the Company if elected. If at the time of the Annual Meeting either nominee is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board. The Board has no reason to believe that either of the nominees will be unable or will decline to serve as a director.

     The Board recommends that the Stockholders vote FOR the election of the nominees listed above as directors of the Company for Class I.

     NOMINEES FOR DIRECTOR - CLASS I - TERM TO EXPIRE IN 2001

Nominee             Age        Positions, Offices  and Other Information


Stewart I. Aaron    58        Mr. Aaron has been a director of the Company
                              since November 1994. Mr. Aaron has served as President of LABS, Inc., a silk plant manufacturer based in Atlanta, Georgia, for over 20 years.

Mark Diamond        33        Mr. Diamond has been a director of the
                              Company since October 1996. Mr. Diamond has been employed by SED International, Inc., a wholly-owned subsidiary of the Company ("SED
                              International"), on a full-time basis in the Sales Department since January 1987. In
                              February 1991, Mr.Diamond was elected Vice
                              President - Sales of SED International; in
                              May 1993, he was elected Executive Vice
                              President - Marketing of SED International;
                              and in February 1994, he was elected
                              Executive Vice President - Sales of SED
                              International. Mr. Diamond has served as Executive Vice President of the Company since
                              June 1995, and in August 1995, he was elected
                              Executive Vice President of SED
                              International. Mark Diamond is the son of Gerald Diamond and Jean Diamond and the brother-in-law of Brian Paterson.

DIRECTORS CONTINUING IN OFFICE - CLASS II - TERM TO EXPIRE IN 1999


Name              Age         Positions, Offices and Other Information

Ray D. Risner       53        Mr. Risner has been a director of the Company
                              since November 1994 and has served as
                              President and Chief Operating Officer of the
                              Company since May 1995. Prior to his
                              appointment to the aforementioned positions,
                              Mr. Risner served as Executive Vice President
                              - Administration of the Company from February
                              1995 to May 1995.  Mr. Risner has served as
                              President and Chief Operating Officer of SED
                              International since August 1995. Mr. Risner served as Vice Chairman of RJM Group, Inc., a private investment advisory firm, from 1989 to 1994. From 1987 to 1989, he served as Vice President, Financial Administration of
                              RJR Nabisco, Inc. Mr. Risner is also a
                              trustee and Vice Chairman of The National
                              Faculty and a member of the Board of American
                              Red Cross Chapter, Atlanta, Georgia.

Cary Rosenthal      58        Mr. Rosenthal has been a director of the
                              Company since 1992. Mr. Rosenthal served as
                              President and Chief Executive Officer of
                              Phoenix Communications, Inc., a commercial printing firm, from 1977 until its sale to Master Graphics, Inc. in December 1997. He has served as President and Chief Executive
                              Officer of Phoenix Communications, a division of Master Graphics, Inc., since December 1997 and as a director of Master Graphics, Inc.
                              since May 1998.


DIRECTORS CONTINUING IN OFFICE - CLASS III - TERM TO EXPIRE IN 2000


Name                Age       Positions, Offices and Other Information

Gerald Diamond      60        Mr. Diamond has been a director of the
                              Company or its predecessor, Southern
                              Electronics Distributors, Inc., a
                              Georgia corporation (the "Predecessor"), since 1980. Mr. Diamond currently serves as Chairman of the Board and Chief Executive
                              Officer of the Company and SED International.
                              He was elected President and Chairman of the Board of the Company and Chief Executive
                              Officer and Chairman of the Board of SED
                              International in June 1986, and he has served in two or more capacities as Chairman of the Board, Chief Executive Officer and
                              President of the Company and SED
                              International from that time until May
                              1995.  Mr. Diamond was a founder of the
                              Predecessor and served as its President and Treasurer from July 1980 through July 1986.
                              Mr. Diamond has been in the
                              electronics-related business for over 35 years. Mr. Diamond is the father of Mark Diamond, the husband of Jean Diamond and the father-in-law of Brian Paterson.

Joel Cohen          59        Mr. Cohen has served as Vice President of
                              Marketing for Queen Carpet Corporation since
                              1973.  Queen Carpet Corporation is the
                              fifth-largest manufacturer of commercial and residential carpet in the United States.
                              Mr. Cohen has been in the textile-related business for over 35 years.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Board held nine meetings during the fiscal year ended June 30, 1998 ("Fiscal 1998"). No director attended less than 75% of the aggregate number of meetings of the Board and of any committee on which he served. The Board has no standing nominating committee.

     Messrs. Aaron, Rosenthal and Cohen constituted the Company's Audit Committee during Fiscal 1998. The responsibilities of the Audit Committee include, in addition to such other duties as the Board may specify: (i) making recommendations to the Board with respect to the selection of independent auditors and their fees and duties; (ii) conferring with and receiving reports from the Company's independent auditors; (iii) authorizing any special or supplemental activities of the Company's independent auditors and considering the effect of such activities on their independence; and (iv) reviewing internal auditing procedures and the adequacy of internal controls and monitoring compliance with such controls. The Audit Committee held one meeting during Fiscal 1998.

     On August 26, 1998, the Board established a Compensation Committee comprised of Messrs. Aaron, Cohen, Gerald Diamond and Rosenthal. The Compensation Committee is responsible for setting annual and long-term performance goals for the Chief Executive Officer, evaluating his performance against these goals, and recommending his salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the other executive officers of the Company and recommends to the Board the amount and form of all compensation of executive officers of the Company. Gerald Diamond, Chief Executive Officer of the Company, does not participate in evaluating his own performance.

     During Fiscal 1998, Messrs. Aaron and Rosenthal each received aggregate cash compensation of $5,000 for attendance at regular Board meetings. This compensation was not contingent on the number of regular Board meetings attended. No other cash remuneration was paid to directors during Fiscal 1998. The Company also pays ordinary and necessary travel expenses for non-management directors to attend Board and any committee meetings.

     As additional compensation for serving as directors of the Company in Fiscal 1998, Messrs. Aaron, Cohen and Rosenthal each received a non-qualified stock option to purchase up to 10,000 shares of Common Stock having an exercise price of $15.25 per share and vesting immediately upon grant pursuant to the Company's 1995 Formula Stock Option Plan. Directors who are salaried employees of the Company or any of its subsidiaries do not receive fees for their services as directors.

                       OWNERSHIP OF SHARES

     The following table sets forth certain information as of September 14, 1998, regarding the number of shares of Common Stock beneficially owned by each director and director nominee of the Company, each Named Executive Officer (as defined under "Executive Compensation - Compensation Tables"), all directors and executive officers of the Company as a group, and all persons known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock. All shares of Common Stock shown in the table reflect sole voting and investment power except as otherwise noted.

                                 Amount and Nature              Percent
Name of Beneficial Owner         of Beneficial Owner            of Class

SED Associates (1)                       (2)

Gerald Diamond (1)                       (3)

Stewart I. Aaron                         (4)

Joel Cohen

Mark Diamond                             (5)


Ray D. Risner                            (6)

Cary Rosenthal                           (4)

Jean Diamond                             (7)

Brian D. Paterson                        (8)

FMR Corp (9)                             (9)

Ryback Management Corporation (10)      (10)

All current directors and executive
officers as a group (__ persons)        (11)

*    Represents less than one percent of the outstanding Common Stock.

     (1)  4916 North Royal Atlanta Drive, Tucker, Georgia 30085.

     (2) SED Associates is a general partnership of which Gerald Diamond is the managing partner. As managing partner, Mr. Diamond has sole voting and investment power with respect to the Common Stock owned by SED Associates. Therefore, Mr. Diamond is deemed the indirect beneficial owner of the shares of Common Stock owned of record by SED Associates.

     (3) The shares indicated include [_______] shares subject to options exercisable within 60 days and [_______] shares held of record by Gerald Diamond as trustee for the benefit of his grandchildren. The shares indicated do not include [_______] shares subject to options exercisable within 60 days by Jean Diamond, the wife of Mr. Diamond, as to which he disclaims beneficial ownership. The shares indicated also do not include the shares owned of record by SED Associates of which Mr. Diamond is deemed the indirect beneficial owner as described in footnote (2) above.

     (4) All of the shares indicated are subject to options exercisable within 60 days.

     (5) The shares indicated include [_______] shares of restricted stock that will vest on [_______], [_______] shares subject to options exercisable within 60 days, and [____] shares held of record by Mark Diamond as trustee of a trust for the benefit of his sister, Julie Diamond Paterson.

     (6) The shares indicated include [_______] shares subject to options exercisable within 60 days.

     (7) All of the shares indicated are subject to options exercisable within 60 days. The shares indicated do not include [_______] shares subject to options exercisable within 60 days by Gerald Diamond, the husband of Ms. Diamond, and [_______] shares held of record by Mr. Diamond as trustee for the benefit of their grandchildren, as to which Ms. Diamond disclaims beneficial ownership. The shares indicated also do not include the shares owned of record by SED Associates of which Mr. Diamond is deemed the indirect beneficial owner as described in footnote (2).

     (8) All of the shares indicated are subject to options exercisable within 60 days. The shares indicated do not include [_______] shares held of record by Mark Diamond as trustee of a trust for the benefit of his sister, Julie Diamond Paterson.

     (9) All of the shares indicated are deemed beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its serving as investment adviser to Fidelity Low-Priced Stock Fund, the owner of the [_______] shares. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.

     (10) All the shares indicated are deemed beneficially owned by Ryback Management Corporation, as a result of its serving as investment adviser to Lindner Growth Fund, the owner of [_____] shares, and Lindner Bulwark Fund, the owner of [____] shares. Ryback Management Corporation's address is 7711 Carondelet Avenue, Suite 700, Saint Louis, Missouri 63105.

     (11) The shares indicated include [_______] shares subject to options exercisable within 60 days and [_______] shares owned of record by SED Associates of which Gerald Diamond is deemed the indirect beneficial owner as described in footnote (2).

                      EXECUTIVE COMPENSATION

Executive Compensation Report

     The Board established a standing Compensation Committee on August 26, 1998 (see "Information Concerning Board of Directors" above). Prior to August 26, 1998, Gerald Diamond, Chairman of the Board and Chief Executive Officer of the Company, recommended to the Board (or in some cases a committee thereof as discussed below) for its approval the non-base salary compensation to be paid to executive officers of the Company, excluding himself, subject to any applicable employment agreements with those persons. Messrs. Aaron and Rosenthal currently serve as the members of the committees administering the Company's 1986 Stock Option Plan, 1991
Stock Option Plan, 1988 Restricted Stock Award Plan, 1995 Formula Stock Option Plan, and 1997 Stock Option Plan (collectively, the "Plans") and as such, with the exception of the Company's 1995 Formula Stock Option Plan, reviewed and acted upon Mr. Diamond's recommendations with respect to stock option grants and restricted stock awards under those plans. Messrs. Mark Diamond and Cohen serve as the members of the committee administering the Company's 401(k) Plan (the "401(k) Plan") available to all eligible employees of the Company and SED International, including executive officers. Accordingly, this Executive Compensation Report for Fiscal 1998 is submitted over the names of all of the members of the Board. It is expected that the Compensation Committee will continue to follow the criteria in this report for Fiscal 1998 in carrying out its duties and responsibilities.

     Executive Compensation Philosophy. The Company's executive compensation program is designed to help it identify and retain outstanding executives in the microcomputer and cellular telephone wholesale distribution industry. The Company believes this focus will enable it to hire and retain the best executive talent and help it meet its long-range objectives. Key elements of this philosophy include the following:

     [Bullet] Appeal to executives who are motivated to position the Company as a leader in selected markets.

     [Bullet] Align the financial interests of the executives with those of the Stockholders.

     [Bullet]  Reward above-average returns to Stockholders.

     [Bullet] Provide compensation opportunities that are within the range of those provided by microcomputer and cellular telephone wholesale distribution companies of similar sizes.

     As a result of the emphasis on linking executive compensation to individual and corporate performance, the Company's executives may be paid more or less than executives of the Company's competitors.

     The Board anticipates that the design of policies regarding executive compensation will evolve as the Company grows. As a baseline, the Board supports the concept that stock ownership by management and stock-related compensation arrangements are beneficial in enhancing Stockholder value and aligning interests among management, the Board and the Stockholders.

     Executive Compensation Components. There are two components to the Company's executive compensation program: annual cash compensation (which includes base salary and annual cash bonuses) and long-term incentive compensation.

     Base Salary. In Fiscal 1998, the initial base salary for Gerald Diamond and Jean Diamond was set by an employment agreement between these persons and SED International, with the base salary for the other Named Executive Officers set by the Board.

     Bonuses. Prior to August 26, 1998, Gerald Diamond recommended to the Board annual cash bonuses for the Company's executive officers (excluding himself). The Board considered his recommendation and awarded bonuses based on that recommendation and on the Board's own subjective evaluation of the executive's individual leadership and performance in his or her area of responsibility and on the net earnings and return on equity of the Company for the fiscal year for which the bonus was to be awarded.
Although the Board gave the foregoing factors relatively equal weight in its deliberations, its ultimate determination was subjective and was not based on any particular stated individual or Company performance objectives.

     Gerald Diamond has an employment agreement that provides for an annual bonus in an amount directly related to the Company's Pretax Adjusted Annual Income (as defined below). See "Executive Compensation - Executive Compensation Report - CEO Compensation" and "Executive Compensation - Employment Agreements."

     Long-Term Incentives. The long-term incentive compensation program currently consists of stock grant and option plans pursuant to which the Company may grant executives and other key employees of the Company and its subsidiaries restricted shares of Common Stock and options to purchase Common Stock. Restricted shares of Common Stock granted to key employees are in the nature of a bonus without payment of any consideration by the recipient. The restricted shares become vested at the time or times specified by the committee administering the plan under which the stock grants are made . Prior to vesting, however, recipients of awards have all other rights of a Stockholder, including the right to vote the shares and to receive any dividends declared and paid on the Common Stock so awarded. Generally, the exercise price of options granted under a stock option plan is equal to the fair market value of the underlying shares on the date of grant. Options typically become exercisable in 20% increments on the first through fifth anniversaries of the date of grant and are exercisable up to ten years from the date of grant. The Board believes that the stock grant and option plans promote greater interest in the welfare of the Company by retaining executives and key employees and allowing them to share in the Company's success.

     CEO Compensation. Gerald Diamond's employment agreement with SED International presently expires on July 1, 2005. The agreement, however, is subject to automatic one-year extensions following the end of each year of employment, unless either SED International or Mr. Diamond gives notice within a specified period prior to the end of the year that the employment agreement will not be extended beyond its then-current term.

     The employment agreement provides for an annual base salary of $482,410 (as of Fiscal 1998), increased annually in an amount based upon increases in the Consumer Price Index. Under the terms of the employment agreement, in addition to annual base salary, Mr. Diamond is eligible to receive annual cash bonuses equal to five percent of the Company's Pretax Adjusted Annual Income, which means with respect to a given year
(A) the sum of earnings before taxes and minority interests of the Company as reported on its audited consolidated statement of operations for such fiscal year, excluding, in all cases, (i) any nonrecurring income and nonrecurring costs or expenses, which income, costs or expenses are extraordinary in the reasonable opinion of the Board, all as calculated in accordance with generally accepted accounting principles consistently applied, (ii) any interest income or expense, and (iii) additional amortization or depreciation or increase in the costs of goods sold resulting from any asset revaluations or goodwill, less (B) $6,000,000 in each fiscal year commencing in fiscal 1994 and thereafter unless SED International and Mr. Diamond agree upon a different amount.

     Mr. Diamond's employment agreement also provides him with an automobile allowance, disability insurance coverage and a benefit payable to his surviving spouse, if any, upon his death. Mr. Diamond's employment agreement includes a covenant not to compete with SED International or the Company for a period of two years following termination of his employment with SED International and the Company.

     The Board's philosophy in establishing the base salary and performance bonus structure reflected in Mr. Diamond's employment agreement was to consider the pay to CEOs of similarly-sized companies in the microcomputer and cellular telephone wholesale distribution industry as a guide and to provide an incentive to Mr. Diamond to remain with the Company and to continue to grow the business of the Company. The Board intends to evaluate Mr. Diamond's compensation package during fiscal 1999 based on the factors described above and Mr. Diamond's duties and responsibilities with respect to management of the Company. Any new compensation package that the Board may propose will be subject to the re-negotiation of Mr. Diamond's current employment agreement.

     Mr. Diamond also is eligible to receive additional compensation under the Company's long-term incentive compensation program described above.
The Board believes that such compensation aligns the financial interests of the CEO with those of the Stockholders and with the Company's financial performance.

     Other Compensation Plans. The Company and SED International maintain two broad-based employee benefit plans in which the executive officers are permitted to participate on the same terms as other employees. These are: (i) the 401(k) Plan and (ii) the Company's Savings Plan and Trust (the "Savings Plan"). Pursuant to both plans, the Company and SED International will match 25% of the amount of contributions of each participant up to ten percent of the participant's compensation. The Company and SED International may also elect in any year to make an additional contribution to either of the plans for that year, which additional contribution shall in no event exceed 15% of all participants' compensation for the Company's and SED International's taxable year. Neither plan provides for investments in Common Stock.

     Limitations on the Deductibility of Compensation. Pursuant to the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's Named Executive Officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1 million. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1 million base.
It has been determined that no portion of anticipated compensation payable to any executive officer in Fiscal 1998 would be non-deductible. The Board will continue to address this issue when formulating compensation arrangements for executive officers.

              SUBMITTED BY THE BOARD OF DIRECTORS
              OF SED INTERNATIONAL HOLDINGS, INC.

                        Stewart I. Aaron
                           Joel Cohen
                         Gerald Diamond
                          Mark Diamond
                         Ray D. Risner
                         Cary Rosenthal

     This Executive Compensation Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement in any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

     The Board established a standing Compensation Committee on August 26, 1998 (see "Information Concerning Board of Directors" above). Prior to August 26, 1998 the Board acted collectively to determine all forms of compensation other than base salaries for Gerald Diamond and Jean Diamond, which were governed by employment agreements for Fiscal 1998, and stock options and stock grants, which were granted by members of the Board's stock option committees. (See "Executive Compensation-Executive Compensation Report.") Consequently, relationships that Securities Exchange Commission ("Commission") regulations would otherwise require to be described only with respect to compensation committee members are instead described with respect to all members of the Board.

     In July 1984, the Predecessor leased its office and warehouse facility from Royal Park Company ("Royal Park"), a general partnership whose initial partners included members of SED Associates, a Georgia general partnership, and whose partners currently include Gerald Diamond and Mark Diamond.
Royal Park financed the construction of the facility primarily through the proceeds of an $800,000 industrial revenue bond. The facility's lease term mirrored the 15-year bond repayment period expiring on October 1, 1999, or at such earlier time as the bond was prepaid in full, and included an option to renew for five additional years. The lease also provided the Company with a right of first refusal to purchase the facility in the event
Royal Park proposed to sell the facility during the lease term.   Royal
Park prepaid all amounts owing under the industrial revenue bond in December 1990, at which time the lease, by its terms, terminated.
Effective as of January 1, 1991, Royal Park and the Company entered into a new lease for the office and warehouse facility expiring October 1, 1999, having substantially the same terms as the original lease, including a right of first refusal. The new lease, however, does not provide for a renewal option. Rental payments for Fiscal 1998 equaled $176,363. The Company believes that the original lease was, and the new lease is, on terms no less favorable than those that could be obtained from unaffiliated parties.

     Except for Gerald Diamond, who serves as Chairman of the Board and Chief Executive Officer of the Company and SED International; Ray D. Risner, who serves as President and Chief Operating Officer of the Company and SED International; and Mark Diamond, who serves as Executive Vice President of the Company and SED International, none of the other members of the Board are or have been officers or employees of the Company.

Compensation Tables

     This section of the Proxy Statement discloses the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company earning over $100,000 in salary and bonus for Fiscal 1998 (together, these persons are sometimes referred to as the "Named Executive Officers"). The Company did not award any stock appreciation rights ("SARs") during Fiscal 1998.

Summary Compensation Table

                                     Annual Compensation                                   Long-Term Compensation
                                    ---------------------               ------------------------------------------------
                                                                                       Awards                 Payments
                                                                        ------------------------------------------------
                                                              Other                   Securities
                                                             Annual     Restricted    Underlying              All Other
                                                             Compen-     Stock         Options      LTIP       Compen-
                                       Salary    Bonus       sation      Award(s)       /SARS     Payments     sation
 Name and Principal         Year         ($)      ($)          ($)        ($)(1)         (#)         ($)       ($)(2)
---------------------------------------------------------------------------------------------------------------------
Gerald Diamond              1998       482,410         0        0            0          80,000        0         2,500
  Chairman of the           1997       471,992   459,222        0            0         200,000        0         2,375
  Board, Chief              1996       386,810         0        0            0               0        0         1,607
  Executive Officer and
  Director of the
  Company and SED
  International

Ray D. Risner               1998       140,163         0        0            0          20,000        0         1,752
  President, Chief          1997       140,060         0        0            0               0        0         1,749
  Operating Officer and     1996       121,549    40,000        0            0               0        0         1,398
  Director of the
  Company and SED
  International

Mark Diamond                1998      220,897         0         0            0          20,000        0         2,358
  Executive Vice            1997      140,710    80,000         0            0          20,000        0         2,660
  President and Director    1996      134,009    72,800         0            0          20,000        0         1,800
  of the Company and
  SED International

Jean Diamond                1998      185,861         0         0            0          20,000        0         2,455
  Vice President Credit     1997      175,887         0         0            0               0        0         2,228
  of SED International      1996      167,511    60,000         0            0               0        0         2,391

Brian D. Paterson           1998      170,983         0         0            0          20,000        0         2,137
   Senior Vice              1997      136,061    11,475         0            0          40,000        0         1,844
   President-Purchasing     1996      107,870    26,925         0            0          20,000        0         1,929
   and Marketing of
   the Company and
   SED International
 ____________________________

(1) Of the Named Executive Officers, only Mark Diamond held restricted stock previously granted pursuant to the Company's 1988 Restricted Stock Plan at June 30, 1998, the dollar value of which was $81,250. The dollar value of the restricted stock was determined by multiplying the number of restricted shares held at June 30, 1998, by the closing sales price of the Common Stock as reported by the Nasdaq National Market ("Nasdaq") on that date. The only restricted stock held by Named Executive Officers that vested in Fiscal 1998 consisted of 30,000 shares held by Ray D. Risner. Dividends, if any, are accrued on restricted stock.

(2) The amounts indicated relate to contributions made by the Company pursuant to the 401(k) Plan and the Savings Plan for the benefit of each Named Executive Officer.

Option Grants in Fiscal 1998

                            Individual Grants                                                   Potential Realizable
-----------------------------------------------------------------------------------                     Value
                                Percent of                                                     at Assumed Annual Rates
                                  Total                                                           of Stock Price
                    Number of    Options                                                            Appreciation
                   Securities   Granted to                                                        for Option Term
                   Underlying   Employees
---------------------------
                     Options    in Fiscal           Exercise           Expiration                 5%            10%
Name                Granted(1)     Year               Price               Date                   ($)            ($)
-------------------------------------------------------------------------------------------------------------------------
Gerald Diamond        80,000       25.1%            $12.625         November 24, 2007         $402,420      $1,609,680

Mark Diamond          20,000        6.3%            $12.625         November 24, 2007         $158,795      $  635,180

Ray D Risner          20,000        6.3%            $12.625         November 24, 2007         $158,795      $  635,180

Jean Diamond          20,000        6.3%            $12.625         November 24, 2007         $158,795      $  635,180

Brian D. Paterson     20,000        6.3%            $12.625         November 24, 2007         $158,795      $  635,180
______________________

(1) Represents grants of options on November 24, 1997. Such options vest in 20% increments commencing on the first anniversary of the date of grant and on each anniversary thereafter. In the event of a change in control (as defined in the applicable stock option agreement), these options become immediately exercisable.

Options Exercises in Fiscal 1998 and Values at June 30, 1998

     This table presents information regarding options exercised for shares of Common Stock during the fiscal year ended June 30, 1998, and the number and value of unexercised options held at June 30, 1998. There were no SARs outstanding during Fiscal 1998. The value of unexercised in-the-money options at fiscal year-end was calculated based on the closing sales price of the Common Stock reported by Nasdaq on that date.

Aggregated Option Exercises in Fiscal 1998 and 1998 Fiscal Year-End Option Value


                                                     Number of                           Value of
                                                Securities Underlying                   Unexercised
                                                    Unexercised                         In The Money
                    Shares                            Options                            Options At
                  Acquired        Value          At Fiscal Year End(#)              Fiscal Year-End($)(1)
                 On Exercise    Realized     ----------------------------       ----------------------------
     Name            (#)           ($)       Exercisable    Unexercisable       Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------
Gerald Diamond           0             0      516,667          213,333           1,497,417        83,333

Ray D. Risner       26,000       259,365            0           24,000                  --        12,500

Mark Diamond        20,000       136,263       68,250           48,000             157,574        26,940

Jean Diamond             0             0       50,000           20,000             118,750            --

Brian D. Paterson   19,200       104,960        2,133           62,667               4,893        23,947

_________________________

(1) Value of Unexercised, In-The-Money Options at June 30, 1998, is calculated as follows: [(Per Share Closing Sales Price on June 30,
     1998) - (Per Share Exercise Price)] x Number of Shares Subject to Unexercised Options. Per Share Closing Sales Price as reported by Nasdaq on June 30, 1998, was $8.125.

Employment Agreements

     SED International has employment agreements with Gerald Diamond and Jean Diamond. The employment agreement with Gerald Diamond is described under "Executive Compensation - Executive Compensation Report - CEO Compensation." The employment agreement with Ms. Diamond provides for an employment term identical to that provided by Mr. Diamond's employment agreement and is otherwise substantially similar to Mr. Diamond's employment agreement, except that Ms. Diamond's employment agreement (i) provides for an annual base salary of $185,861 (as of Fiscal 1998), increased annually in an amount equal to the greater of five percent of her then-current salary or an amount based upon increases in the Consumer Price Index, and (ii) does not provide for an annual bonus, an automobile allowance or a benefit payable to her surviving spouse, if any, upon her death.

     Each of the foregoing employment agreements provides that if a Change of Control (as such term is defined below) occurs while the employee is employed by SED International, and if the employee's employment is terminated involuntarily, or voluntarily by the employee upon the occurrence of certain events, the employee may notify SED International and request a cash payment in an amount equal to all annual salary, bonuses and other benefits owing to the employee from the date of termination through the remainder of the term of the employee's employment agreement, except that if the term remaining in the employment agreement is less than 12 months, the employee shall receive such amounts on an annualized basis.

     Under each of the foregoing employment agreements, a Change of Control is deemed to have occurred when (i) any individual or entity becomes the beneficial owner of securities of the Company or SED International representing 30% or more of the combined voting power of the Company's or SED International's then-outstanding securities entitled to vote generally in the election of directors; (ii) the Company's Continuing Directors (a term defined to include directors as of the date of execution of the employment agreements and their duly approved successors) fail to constitute at least a majority of the members of the Board; (iii) all or substantially all of the assets of the Company or SED International are sold or otherwise transferred without the approval of the Continuing Directors; or (iv) with respect to Mr. Diamond only, Mr. Diamond shall no longer be a member of the Board of the Company or SED International, unless
(x) Mr. Diamond shall have declared in writing his desire to resign such positions or that he no longer wishes to serve as a director, (y) Mr. Diamond shall have died or become disabled during the term of the employment agreement, or (z) Mr. Diamond's employment shall have been terminated for Cause (as the term "Cause" is defined in Mr. Diamond's employment agreement).

                   FIVE-YEAR PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total stockholder return on the Company's Common Stock with the Nasdaq Stock Market (U.S.) Index and the average performance of a group consisting of the Company's peer corporations on a line-of-business basis. The companies comprising the peer issuers group are AmeriQuest Technologies, Inc.; Arrow Electronics, Inc.; Avnet, Inc.; Liuski International, Inc.; Marshall Industries; Merisel, Inc.; Savoir Technology Group Inc. (formerly known as Western Micro Technology); Tech Data Corporation and United Stationers, Inc. This graph assumes that $100 was invested on June 30, 1993, in the Company's Common Stock and in the other indices and that all dividends were reinvested. The peer corporations were weighted on a market capitalization basis at the time of each reported data point. The stock price performance shown below is not necessarily indicative of future price performance.

[GRAPH GOES HERE]

                                                  Base
                                                  Period      Return     Return       Return     Return        Return
                                                  1993        1994       1995         1996       1997          1998
---------------------------------------------------------------------------------------------------------------------
SED International Holdings, Inc. ................ 100.00       38.46      30.77       38.46       79.23         50.00
Peer Group Index................................. 100.00       98.10     128.58      125.74      160.76        167.02
Nasdaq National Market
(US) Index....................................... 100.00      100.96     134.77      173.03      210.38        277.69

                       CERTAIN TRANSACTIONS

     See the section entitled "Executive Compensation-Compensation Committee Interlocks and Insider Participation" for a discussion of certain transactions and arrangements among the Company and its affiliates.


    PROPOSAL 2 - CHANGING THE STATE OF INCORPORATION OF SED
     INTERNATIONAL HOLDINGS, INC. FROM DELAWARE TO GEORGIA

     The Board of Directors has proposed that the Company be reincorporated in Georgia by merging (the "Merger") into SED Merger Corp., a Georgia corporation and wholly-owned subsidiary of the Company ("SMC"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") between the Company and SMC. As the surviving corporation in the Merger, SMC will succeed to all the business, properties, assets and liabilities of the Company, and upon the effectiveness of the Merger will change its name to "SED International Holdings, Inc." ("New SED"). The Stockholders of the Company will automatically become stockholders of New SED. After the Merger, the rights of the Company's stockholders will be governed by the Georgia Business Corporation Code (the "GBCC") and Georgia law, rather than by the Delaware General Corporation Law (the "DGCL") and
Delaware law. In connection with the Merger, the Articles of Incorporation and Bylaws of SMC will become the Articles of Incorporation and Bylaws of New SED. Similarly, if the Stockholders approve Proposal 2, then the Company's Board of Directors also would cause SED International, the Company's wholly owned operating subsidiary, to reincorporate from Delaware to Georgia in a manner substantially similar to that described above for the Company.

     IN CONNECTION WITH THE APPROVAL OF THE MERGER, STOCKHOLDERS OF THE COMPANY WILL NOT HAVE DISSENTERS' RIGHTS OF APPRAISAL UNDER
SECTION 262 OF THE DGCL.

Principal Reason for Reincorporation

     The State of Delaware requires a Delaware corporation to pay an annual franchise tax based on either (i) the number of shares of capital stock authorized in its Certificate of Incorporation or (ii) the assumed par value of its authorized shares of capital stock. The minimum franchise tax is $30 and the maximum franchise tax is $150,000. Based on Delaware's annual franchise tax formula, the Company is required to pay the maximum $150,000 per year.

     Instead of a franchise tax like Delaware's, the State of Georgia requires a Georgia corporation to pay a net worth tax. Net worth consists of total capital stock issued (including treasury stock), paid in capital, and retained earnings. The minimum tax is $10 and the maximum tax is $5,000, which is reached when a corporation's net worth exceeds $22 million. The Company's net worth currently exceeds this threshold and, therefore, the Company's net worth tax as a Georgia corporation would be $5,000 per year. As a result, the Company would save an aggregate of approximately

$145,000 annually in franchise taxes by changing the state of incorporation from Delaware to Georgia assuming no change in the number of authorized shares of each of these companies. Reincorporation in Georgia also will further the Company's and SED International's identification with the State of Georgia in which their headquarters and a substantial percentage of their employees are located. The Company and SED International have no significant business operations in Delaware.

Merger Agreement

     The following is a summary of certain provisions of the Merger Agreement and certain related matters. The form of the Merger Agreement is attached to this Proxy Statement as Exhibit A.

     The Merger. At the time a certificate of merger is filed with the Secretary of State of Delaware and the Secretary of State of Georgia (which is expected to be as soon as practicable after the Annual Meeting), the Company will be merged with and into SMC, the Company's legal existence as a Delaware corporation will cease and the Company will become a Georgia corporation. Although SMC is technically the surviving corporation in the Merger, SMC is a "shell" corporation with no assets or liabilities, and thus the practical effect of the Merger will be the reincorporation of the Company in Georgia. The Merger will not result in any change in the name, business, management, location of the Company's principal executive offices or other facilities, assets, liabilities, net worth or accounting practices. All of the directors, officers and employees of the Company will, upon consummation of the Merger, become officers, directors and employees of New SED, and the Merger will have no effect on the number of shares of Common Stock held by each Stockholder of the Company.

     Conversion of Shares. Upon the effective time of the Merger, each outstanding share of the Company's Common Stock will automatically be converted into one share of common stock of SMC, $.01 par value per share, as the surviving corporation in the Merger ("New SED Common Stock").
New SED Common Stock will be entitled to the same rights, powers, qualifications, limitations and restrictions as the presently outstanding Common Stock, although some differences will arise as a result of the application of Georgia law. See "Proposal 2-Changing the State of Incorporation of SED International Holdings, Inc. from Delaware to Georgia-Comparison of Stockholders' Rights." Following the Merger, the Common Stock will continue to trade in the same manner as before, and still under the symbol "SECX" on The Nasdaq Stock Market.

     Exchange of Stock Certificates. As of the effective time of the Merger, each outstanding certificate representing shares of Common Stock will be deemed to represent an identical number of shares of New SED Common Stock. It will not be necessary for Stockholders of the Company to exchange their existing stock certificates to reflect their ownership of New SED Common Stock. For those Stockholders who wish to receive new stock certificates issued by New SED, the Company will arrange for National City Bank, the Company's transfer agent, to exchange certificates representing shares of Common Stock for certificates representing an equal number of shares of New

SED Common Stock. Rights previously issued by the Company to its Stockholders pursuant to the Company's Rights Plan will continue in full force and effect following the Merger as they existed prior to the Merger. COMPANY STOCKHOLDERS WHO WISH TO EXCHANGE THEIR CERTIFICATES SHOULD CONTACT MARYLANA MILLER, NATIONAL CITY BANK, AT (216) 575-9611.

     Condition to the Reincorporation. The Merger is subject only to the approval of the Stockholders of the Company.

     Termination; Amendment. The Merger Agreement may be terminated or abandoned by the Board of Directors of the Company or SMC at any time prior to the filing of the appropriate certificate of merger with the Secretaries of State of Georgia and Delaware. The Board of Directors or officers of the Company and SMC may jointly amend, modify and supplement the Merger Agreement in such manner as they may deem appropriate at any time before approval of the Merger Agreement by the Company's Stockholders. Any amendment, modification or supplement to the Merger Agreement after its approval by the Company's Stockholders but prior to the effective time of the Merger will require the approval of the Company's Stockholders unless the amendment, modification or supplement to the Merger Agreement does not alter or change (i) the amount or kind of shares to be received under the Merger Agreement in exchange for shares of Company Common
Stock, (ii) any term of the Articles of Incorporation of New SED as provided for in the Merger Agreement, or (iii) any of the terms and conditions of the Merger Agreement in a manner that would adversely affect the holders of Common Stock.

Other Changes Affecting Stockholders

     Differences between Delaware and Georgia law will result in certain changes affecting Stockholders as a result of the reincorporation of the Company in Georgia. For a discussion of certain significant differences between Delaware and Georgia law relevant to the Merger, see "Proposal 2-Changing the State of Incorporation of SED International Holdings, Inc. from Delaware to Georgia-Comparison of Stockholders' Rights."

     The Articles of Incorporation and Bylaws of New SED after the Merger will be substantially similar to the Certificate of Incorporation, as amended, of the Company (the "Certificate of Incorporation") and the By-laws, as amended, of the Company (the "By-laws of the Company") in all material respects except for changes necessary to conform to Georgia law, the addition of a provision requiring advance notification of shareholders proposals (see "-Advance Notification of Shareholder Proposals" below), an increase in the percentage of shares required to call a special meeting of shareholders from 50% to 100% (see "Special Meetings" below), and an increase in the percentage of shares required to take shareholder action without a meeting from a majority of the shares entitled to be voted at a meeting of shareholders to all of the shares entitled to be voted at a meeting of shareholders (see "-Shareholder Action Without Meeting" below). A copy of the Articles of Incorporation of SMC, which will become the Articles of Incorporation of New SED, is attached to this Proxy Statement as Exhibit B. A copy of the Bylaws of SMC, which will become the Bylaws of New SED, is attached to this Proxy Statement as Exhibit C.

Federal Income Tax Consequences of the Reincorporation

     The following is a summary of the material Federal income tax consequences of the Merger to the Company and its Stockholders.

     The merger of the Company with and into SMC, as described above, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. As a result, for Federal income tax purposes:

     (i) Neither the Company nor its Stockholders will recognize any gain or loss by reason of the conversion of Common Stock into New SED Common Stock.

     (ii) The shares of New SED Common Stock issued as a result of the Merger in the hands of a Stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by the Stockholder.

     (iii) The holding period of the shares of New SED Common Stock issued as a result of the Merger in the hands of a Stockholder will include the period during which the Stockholder held the shares of Common Stock prior to the Merger, provided that the shares of Common Stock were held as a capital asset on the date of conversion.

Advance Notification of Shareholder Proposals

     The present Certificate of Incorporation and By-laws of the Company do not specifically address the requirement that Stockholders provide advance notification of proposals relating to business to be conducted at a meeting of the Stockholders. The Articles of Incorporation and Bylaws of New SED provide that a shareholder must give advance notice of any proposal relating to business to be conducted at a meeting. To be timely, a shareholder's notice must be received by the Secretary of New SED at the principal executive offices of New SED not fewer than 120 calendar days prior to the first anniversary of the date that the Company's (or New SED's, as applicable) proxy statement was released to shareholders in connection with the preceding year's annual meeting of shareholders. However, if no annual meeting of shareholders were held in the previous year or if the date of the annual meeting of shareholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice must be received no later than the later of (i) 150 days prior to the date of the contemplated annual meeting or (ii) the date which is 10 calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated annual meeting.

     A shareholder's notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (i) a brief discussion of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting; (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by such shareholder; (iv) the dates upon which the shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such shareholder in such business; (vii) a statement in support of the matter and any other information required by Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (viii) as to each person whom the shareholder proposes to nominate for election or reelection as director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act. In addition, if the shareholder intends to solicit proxies from the shareholders of the corporation, such shareholder must notify the corporation of this intent in accordance with Exchange Act Rules 14a-8 and 14a-4(c)(2)(i).

     The advance notification requirements of the Bylaws of New SED are intended to further an orderly procedure for the notification to the Board of business that is to be presented at shareholders' meetings. This will enable the Board to plan these meetings and also, to the extent it deems it necessary or desirable, to inform the shareholders, prior to a shareholders' meeting, of any new business that will be presented at the meeting. The Board also will be able to make a recommendation or statement of its position to enable the shareholders to better determine whether they desire to attend in person the meeting or to grant a proxy as to the disposition of any such business. The proposed provision does not give the Board any power to approve or disapprove the business that shareholders desire to be conducted at the meeting, but it does provide for a more orderly procedure for conducting the meeting.

     The proposed procedure may limit to some degree the ability of shareholders to initiate discussion at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. This also will have the effect of discouraging belated attempts by third parties to begin ill-considered, disruptive discussions at a shareholders' meeting. Nothing in the proposed procedure precludes discussion by any shareholder of any business properly brought before a shareholders' meeting.

Special Meetings

     Under the present By-laws, a special meeting of shareholders may be called by the Board of Directors or at the written request of the holders of at least 50% of the total number of shares of stock then outstanding and entitled to vote stating the specific purpose or purposes thereof. The Bylaws of New SED provide that a special meeting of shareholders may be called by the Board of Directors or at the written request of the holders of 100% of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. This increase in the percentage of shares required to call a special meeting will limit the ability of shareholders to call special meetings of shareholders. The increase will have the effect of discouraging ill-considered special meetings that could be disruptive to the operation of the Company's business.

Shareholder Action Without Meeting

     Under the present By-laws, any action that may be taken at a meeting of stockholders may be taken by written consent of the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Articles of Incorporation of New SED require a written consent action to be signed by the holders of all of the shares that would be entitled to vote at a meeting of shareholders. As a result of this increase, all of the shareholders would be assured of an opportunity to consider actions to be taken by other shareholders of the corporation.

Comparison of Stockholders' Rights

     If the Merger is consummated, holders of shares of Common Stock will become holders of New SED Common Stock, which will result in their rights as Stockholders being governed by Georgia law. The following summary compares certain rights of the Company's Stockholders under the DGCL and the Certificate of Incorporation and By-laws of the Company with their rights under the GBCC and the Articles of Incorporation and Bylaws of New SED. The following summary does not purport to be a complete statement of the rights of the Company's Stockholders under the GBCC and the Articles of Incorporation and Bylaws of New SED as compared with their rights under the DGCL and the Certificate of Incorporation and By-laws of the Company. This summary is qualified in its entirety by the Articles of Incorporation and Bylaws of New SED, the Certificate of Incorporation and By-laws of the Company, the GBCC and the DGCL, to which the Stockholders are referred.

     Corporate Case Law. It is generally recognized that Delaware has the most extensive and well-defined body of corporate case law in the United States. Because many corporations are incorporated in Delaware, the Delaware judiciary has acquired considerable expertise in dealing with corporate issues and a substantial number of decisions have been rendered construing Delaware law and establishing public policies for Delaware corporations. This extensive body of case law can often provide greater predictability with respect to the legal affairs of a company. However, this wealth of case law may sometimes be a liability when the opinions are either conflicting or unclear. In many cases Delaware courts have adopted multi-factor tests that allow judges considerable discretion and reduce the predictability of Delaware law. This is offset to some extent by the greater experience of Delaware judges and the priority given to corporate law disputes in the Delaware Chancery Court.

     Although Georgia courts have also rendered many decisions in the area of corporate law, these cases are not litigated as frequently in Georgia as they are in Delaware. However, the GBCC has codified many of the legal doctrines established in Delaware cases and has established safe harbors to provide corporations with additional legal certainty.

     Amendments to Certificate of Incorporation or Articles of Incorporation. Delaware permits a corporation to amend its certificate of incorporation so long as the amended certificate of incorporation contains only provisions that could be lawfully and properly included in an original certificate of incorporation filed at the time the amendment is filed. Unless otherwise provided in the certificate of incorporation, amendments must be adopted by the board of directors and approved by the holders of a majority of the outstanding shares of stock entitled to vote thereon and by the holders of a majority of the outstanding shares of stock entitled to vote as a class with respect to the amendment. Class voting is required when a proposed amendment would increase or decrease the number or par value of the authorized shares of a class or adversely affect the powers, preferences or special rights of the shares of a class.

     Georgia imposes similar requirements to amend a corporation's articles of incorporation, except that the board of directors may amend the articles of incorporation without obtaining shareholder approval to: (i) extend the corporation's duration if it were incorporated at a time the GBCC required limited duration; (ii) delete the names and addresses of the initial directors, initial registered agent, registered office or incorporator;
(iii) delete the mailing address of the initial principal office of the corporation if an annual registration is on file with the Georgia Secretary of State; (iv) change each issued or each issued and unissued authorized share of an outstanding class of stock into a greater number of whole shares if the corporation has only shares of that class outstanding; (v) change or eliminate the par value of each issued and unissued share of an outstanding class if the corporation has only shares of that class outstanding; or (vi) change the corporate name.

     Amendments to Bylaws. Under the DGCL, the power to adopt, amend or repeal bylaws rests with those stockholders entitled to vote on such matters, except that a corporation's certificate of incorporation may additionally confer such power upon the directors. Conferring the power to adopt, amend or repeal bylaws upon the directors does not limit the stockholders' power to adopt, amend or repeal bylaws.

     The GBCC permits a corporation's board of directors to amend, repeal or adopt bylaws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders in whole or in part or (ii) the shareholders, in amending or repealing a particular bylaw, expressly reserve the power to amend or repeal that particular bylaw. A Georgia corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by the board of directors. The board of directors may not amend a corporation's bylaws to increase shareholder quorum or voting requirements.

     Dividends and Distributions. Delaware remains with a group of states that have not yet abandoned legal capital rules - reliance on notions of permanent "capital" and "surplus." A Delaware corporation may only pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. While these restrictions do not normally affect day to day operations, they can impact major capital changes.

     Georgia has eliminated the legal capital rules. A Georgia corporation may pay dividends or make other distributions with respect to its shares if after the dividend or distribution the corporation has the ability to pay its debts as they become due and has net assets in excess of all senior claims upon dissolution.

     Directors' Rights to Indemnification. The DGCL authorizes Delaware corporations to indemnify directors and officers in derivative actions, but only for actions taken in good faith in a manner reasonably believed to be in the best interests of the corporation. A director who is found liable may only be indemnified by a court after a determination that the director is fairly and reasonably entitled to indemnification, notwithstanding the finding of liability. Directors who are successful in defending actions are entitled to mandatory indemnification. Directors are entitled to partial indemnification when they are successful on some counts but not on others.

     Georgia permits shareholder-authorized indemnification in derivative suits, even including cases when directors are held liable, up to the limits permitted by its exculpatory statute, which generally follows the Delaware pattern. Otherwise, indemnification by the corporation in derivative actions is limited to cases when, if acting in an official capacity, the director believed that the director's actions were in the best interests of the corporation, and if not acting in an official capacity, the director had no reason to believe that the director's actions were opposed to the best interests of the corporation. Directors are not entitled to partial indemnification when they are successful on some counts but not on others.

     Conflicting Interest Transactions. The DGCL states that contracts and transactions between a Delaware corporation and one or more of its directors or officers, or organizations in which they serve in such capacities or have a financial interest, will not be void or voidable solely because of that relationship or because the director or officer is present at or participates in a board or committee meeting authorizing the contract or transaction if: (i) the material facts of the relationship or interest and as to the contract or transaction are disclosed or known to the board or a committee of the board and the board or a committee of the board in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors (even if the disinterested directors are less than a quorum); or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (iii) the contract or transaction is fair to the corporation as of the time that it is authorized by the board, a committee of the board or the stockholders.

     The GBCC states that a director's conflicting interest transaction may not be enjoined, set aside or give rise to an award of damages or other sanctions, in an action by a shareholder or by or in the right of the corporation, on the ground of an interest in the transaction of such director or any person with whom such director has a personal, economic or other association, if: (i) the transaction receives the affirmative vote of a majority (but not less than two) of the disinterested directors on the Board or a committee thereof after such directors are made aware of the nature and effect of the conflicting interest; (ii) a majority of the votes entitled to be cast by shares, other than shares beneficially owned or the voting of which is controlled by the director(s) having the conflicting interest, were cast in favor of the transaction after (A) notice to the shareholders describing the conflicting interest transaction, (B) disclosure by such director, prior to the shareholder vote, to the

Secretary of the Company, of the number and identity of the persons holding or controlling the vote of all shares that to the knowledge of the director are beneficially owned (or the voting of which is controlled) by such director or by a related person of the director, or both, and (C) disclosure to the shareholders of the nature and effect of the director's conflicting interest to the extent it was not known by them; or (iii) the transaction, judged in the circumstances at the time of commitment, is established to have been fair to the corporation. Similar provisions of the GBCC also apply to officers' conflicting interest transactions.

     Appraisal Rights. Under the DGCL, stockholders entitled to vote on a merger or consolidation have the right to serve upon the corporation a written demand for appraisal of their shares when the stockholders receive any form of consideration for their shares other than (i) shares of the surviving corporation, (ii) shares of any other corporation listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders, or (iii) cash (or stock and cash) in lieu of fractional shares or any combination thereof. Whenever the merger involves a takeout of minority stockholders, Delaware courts will closely scrutinize both the procedure and the substance of the transaction, requiring the board to establish its entire fairness. No appraised rights are granted in the event of a sale of all or substantially all assets or in the event of an amendment of the certificate of incorporation that affects rights of a class, thus leaving open the possibility of a direct judicial challenge to the action itself.

     The GBCC grants shareholders the right to dissent and receive payment of the fair value of their shares in the event of: (i) amendments to the articles of incorporation that materially and adversely affect their right or interests as shareholders; (ii) sales of all or substantially all of the corporation's assets (unless the sale is pursuant to a court order and the proceeds are distributed to the shareholders within one year after the sale); or (iii) mergers or share exchanges on which the shareholders are entitled to vote. This right is not available when the affected shares are listed on a national securities exchange (including Nasdaq National Market securities listed on The Nasdaq Stock Market) or held of record by more than 2,000 shareholders unless (i) the articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise or (ii) in a plan of merger or share exchange, the holders of the shares are required to accept anything other than shares of the surviving corporation or another publicly-held corporation listed on a national securities exchange (including Nasdaq National Market securities listed on The Nasdaq Stock Market) or held of record by more than 2,000 shareholders, except for cash in lieu of fractional shares. Shareholders entitled to appraisal rights subsequently will receive cash from the corporation equal to the value of their shares as established by negotiation with the corporation or by judicial appraisal. Georgia law clearly makes appraisal the exclusive remedy of unhappy shareholders, and precludes direct challenges to the transaction after the transaction has been consummated.

     Vote Required for Certain Transactions. Under Delaware law, a merger, consolidation or sale of all or substantially all of a corporation's assets generally must be approved by the stockholders of each constituent corporation by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the transaction. Delaware law is extraordinarily unclear on what is considered a sale of substantially all of a corporation's assets. This may restrict board power to dispose of significant divisions without a shareholder vote.

     In Georgia, a merger or share exchange must be approved by the affirmative vote of (i) a majority of all votes entitled to be cast on the plan for the transaction by all shares entitled to vote on the plan, voting as a single group, and (ii) a majority of the votes entitled to be cast by the holders of shares of each voting group entitled to vote separately on the plan as a group under the corporation's articles of incorporation. The sale of substantially all of the assets of a Georgia corporation must be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter, regardless of voting groups. Georgia law is clearer than Delaware law on what constitutes a sale of substantially all of a corporation's assets. The GBCC does not require an examination of whether the sale is in the usual and ordinary course of business, and provides a safe harbor that no sale of two-thirds or less of all assets requires shareholder approval.

Stockholder Approval of the Merger

     Approval of the Merger to change the Company's state of incorporation from Delaware to Georgia requires the affirmative vote of at least a majority of the outstanding shares of Common Stock of the Company entitled to be voted at the Annual Meeting on this Proposal 2.

 The Board of Directors recommends that you vote FOR the Merger.


       PROPOSAL 3 - AMENDMENT OF THE 1997 STOCK OPTION PLAN

     The Board of Directors of the Company has approved, and recommends that the Stockholders of the Company approve, an amendment to the 1997 Stock Option Plan to increase the number of shares authorized for issuance under the 1997 Stock Option plan from 350,000 to 550,000. The Board believes that the additional 200,000 shares will enable the Company to continue the purpose of the 1997 Stock Option Plan, which is to further the growth and development of the Company by encouraging employees, directors and consultants of the Company to obtain a proprietary interest in the Company. The Company intends that the 1997 Stock Option Plan will provide such persons with an added incentive to continue in the employ of the Company, or to continue to serve as a director or consultant, as applicable, and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the 1997 Stock Option Plan will afford the Company a means of attracting to its service persons of outstanding quality.

Introduction

     The Company's 1997 Stock Option Plan provides for grants of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs"), as well as for awards of Restricted Stock (NQSOs, ISOs and awards of Restricted Stock are referred to collectively as "Stock Rights"). The 1997 Stock Option Plan presently provides that Stock Rights with respect to a maximum of 350,000 shares of Common Stock may be granted to employees, directors and consultants of the Company.

The form of the proposed amendment to the 1997 Stock Option Plan is attached to this Proxy Statement as Exhibit D.

     The following description of the 1997 Stock Option Plan is qualified in its entirety by reference to the applicable provisions of the 1997 Stock Option Plan and agreements related to the 1997 Stock Option Plan. The 1997 Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974 nor is it qualified under Section 401(a) of the Internal Revenue Code of 1986 (the "Code").

Administration

     The 1997 Stock Option Plan is administered by a committee appointed by the Board (the "Committee"), the members of which serve at the pleasure of the Board. The members of the Committee must be "non-employee directors" within the meaning of Rule 16b-3 promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as "outside directors" within the meaning of Section 162(m) of the IRC and the regulations promulgated thereunder. The Committee has full authority in its sole discretion to (i) determine and designate the employees to whom Stock Rights will be granted, the manner in and conditions under which Options are exercisable, the manner and conditions under which shares of Restricted Stock shall vest, and the time or times at which Stock Rights shall be granted; (ii) determine whether an Option will constitute an ISO or a NQSO; and (iii) to interpret the provisions of, and prescribe, amend and rescind any rules and regulations relating to, the 1997 Stock Option Plan. Members of the Committee will be indemnified by the Company against actual or threatened litigation so long as they act in good faith and in a manner they reasonably believe to be in the best interests of the Company.

Eligibility

     Pursuant to the 1997 Stock Option Plan, employees, directors and consultants of the Company and its subsidiaries are eligible for consideration for the granting of Stock Rights by the Committee. As of September 14, 1998, approximately ___ people were eligible to participate in the 1997 Stock Option Plan.

Shares Available

     The 1997 Stock Option Plan currently provides that the Committee may grant Stock Rights with respect to a maximum aggregate of 350,000 shares of Common Stock. Shares underlying any Stock Rights granted under the 1997 Stock Option Plan that expire or terminate without having been fully exercised or vested may be added to the Common Stock otherwise available for grants of Stock Rights under the 1997 Stock Option Plan. As of September 14, 1998, the fair market value of the Common Stock was $_____ per share.

Terms of Options

     Grant of Options. Options granted under the 1997 Stock Option Plan represent rights to purchase shares of Common Stock of the Company within a fixed period of time and at a specified price per share (the "Option Price"). The Committee is authorized in its sole discretion to grant to employees either ISOs or NQSOs or both for the purchase of Common Stock. Directors and consultants of the Company and its subsidiaries who are not otherwise employees of the Company or its subsidiaries are not eligible to receive grants of ISOs.

     Option Price. The Option Price of each share of Common Stock subject to an Option is the fair market value of the Common Stock as of the date of grant (or 110% of the fair market value of Common Stock as of the date of grant in the case of ISOs granted to optionees who own more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or one of its subsidiaries).

     Term and Exercise of Options. Each Option granted under the 1997 Stock Option Plan may be exercised on such dates, during such periods, and for such number of shares as determined by the Committee. The term of any Option is determined by the Committee, but the term may not exceed ten years from the date of grant (or five years in the case of ISOs granted to optionees who own more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or one of its subsidiaries).

     Options are exercisable in cumulative increments of 20% per year, unless otherwise specified by the Committee. Upon the exercise of an Option, payment must be made in full in cash, in shares of Common Stock already owned by the optionee (which shares will be valued for such purpose on the basis of their fair market value on the date of exercise), by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a fair market value equal to the Option Price, or in a combination of the above. Payment must equal the Option Price of the shares subject to the Option being exercised multiplied by the number of shares being purchased.

     Transfers; Termination of Employment. Options granted under the 1997 Stock Option Plan are nontransferable and nonassignable except at death. Upon the termination of an optionee's employment with the Company (including its subsidiaries) for any reason other than termination by the Company without Cause (as defined in the 1997 Stock Option Plan), Disability (as defined in the 1997 Stock Option Plan) or death, any Option or unexercised portion thereof is generally not exercisable after the last day of employment (or immediately upon notice of termination if the Company terminates the optionee's employment for Cause). Upon termination of an optionee's employment with the Company (including its subsidiaries) by the Company (or by any of its subsidiaries) without Cause, any Option or unexercised portion thereof is generally not exercisable after three months after the last day of employment. Upon the termination of an optionee's employment with the Company (including its subsidiaries) due to Disability or death, any Option or unexercised portion thereof is generally not exercisable after one year after the termination of employment due to such Disability or death. In the event of the death or Disability of the optionee, all options become immediately exercisable for the full number of shares.

     Change of Control. In the event of a Change in Control of the Company (as defined in the 1997 Stock Option Plan), all Options become immediately exercisable for the full number of shares.

 Restricted Stock Awards

     The Committee may grant Restricted Stock to grantees in its discretion. Restricted Stock grants vest in cumulative increments of 20% per year, unless otherwise specified by the Committee. The Committee may impose such other restrictions on the Restricted Stock as it deems appropriate. For each grant of Restricted Stock, the Committee designates a period of time (the "Restriction Period") at the end of which the grantee must have satisfied the restrictions imposed upon the Restricted Stock. If for any reasons the restrictions imposed upon the Restricted Stock are not satisfied at the end of the Restriction Period, any Restricted Stock subject to the unsatisfied restrictions is forfeited by the grantee and reacquired by the Company. Furthermore, in the event that the grantee ceases employment with the Company for any reason other than the death or Disability of the grantee, the grantee forfeits any Restricted Stock subject to an unsatisfied restriction. Upon the death or Disability of the grantee or in the event of a Change in Control of the Company, all grants of Restricted Stock become fully vested.

Adjustments

     In the event of changes in the number of outstanding shares of Common Stock by reason of stock dividends, splits or recapitalizations, appropriate and equitable adjustments are made by the Committee to the number and kind of shares subject to outstanding Stock Rights and to the number and kind of shares remaining available for issuance pursuant to Stock Rights to be granted under the 1997 Stock Option Plan.

     Additionally, in the event that the Company is involved in a merger, consolidation or acquisition of the stock or assets of the Company which does not result in a Change in Control of the Company, the Committee may, effective as of the date it determines and subject to any further conditions, restrictions or limitations that it deems appropriate, accelerate all Stock Rights then outstanding so that they may become immediately exercisable or vested in full.

Termination and Amendment

     The 1997 Stock Option Plan will terminate on the later of (i) the complete exercise or lapse of the last outstanding Stock Right, or (ii) ten years after the Effective Date, subject to its earlier termination by the Board at any time. The Board may amend the 1997 Stock Option Plan at any time, provided that (i) no amendment would affect, in any way, the rights of optionees or grantees who have outstanding options or grants without the consent of such optionees or grantees, and (ii) no amendment may be effected without the approval of the holders of the majority of the outstanding shares of Common Stock of the Company if the change would cause the 1997 Stock Option Plan to fail to qualify as an "Incentive Stock Option Plan" pursuant to Section 422 of the IRC or such Stockholder approval as is otherwise required under applicable law.

Federal Income Tax Consequences

     General. The following is a brief summary of the federal income tax consequences under the Code (as in effect on the date hereof) of the receipt or exercise of Stock rights under the 1997 Stock Option Plan to a United States taxpayer. This summary is intended for general information only and it may not be applicable in all circumstances because of the particular status of a taxpayer. Each interested party should consult his or her tax advisor as to the specific tax consequences to such party, including the application and effect of these and other federal, state, local and foreign tax laws.

     Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of, an ISO. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to the exercise of the ISO.

     If an option holder disposes of the Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.

     For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described in the preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of a NQSO or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of old shares tendered (in payment of the option's exercise) will be considered exchanged under IRC Paragraph 1036 and the rulings thereunder; these new shares will receive the same holding period and the same basis as the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares will receive a basis of zero, and the option holder's holding period with respect to such shares will commence upon exercise.

     If the aggregate fair market value of shares of the Common Stock subject to ISO's which first become exercisable by an option holder in any one calendar year exceeds $100,000, the excess shares will have the tax consequences described below with respect to the exercise of NQSO's.

     Finally, except to the extent that an option holder has recognized income with respect to the exercise of an ISO (as described in the preceding paragraphs), the amount by which the fair market value of a share of the Common Stock at the time of exercise of the ISO exceeds the option price will be included in determining an option holder's alternative minimum taxable income, and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

     There are no tax consequences to the Company upon issuance or, generally, upon exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, the Company generally will have a deduction in the same amount.

     Nonqualified Stock Options. Neither the Company nor the option holder has income tax consequences from the issuance of NQSO's. Generally, in the tax year when an option holder exercises NQSO's, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company generally will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

     If an option holder exercises a NQSO by paying the option price with previously acquired Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of old shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with IRC Paragraph 1036 and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

     The new shares equal to the number of the old shares tendered will receive the same basis as the option holder had in the old shares and the option holder's holding period with respect to the tendered old shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon exercise of the Option.

     Restricted Stock. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock.

     A holder of restricted stock may elect instead to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to him (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate.
Any such election must be made within 30 days after the transfer of the restricted stock to the holder. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder at the time of his election.

     Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a Named Executive Officer in any taxable year of the Company beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. (See "Executive Compensation - Executive Compensation Report - Limitations on the Deductibility of Compensation.") For this purpose, the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is
(a) commission-based compensation, (b) performance-based compensation, (c) compensation which would not be includable in an employee's gross income, and (d) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

ERISA

     The 1997 Stock Option Plan is not intended to be an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Vote Required

     Approval of the proposed amendment to the 1997 Stock Option Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company entitled to be voted at the Annual Meeting.

The Board of Directors recommends a vote FOR the Amendment of the
                     1997 Stock Option Plan.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and Stockholders beneficially owning more than ten percent of all outstanding Common Stock ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's equity securities. Based solely on a review of the Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, written representations by Reporting Persons that no Form 5 was required, the Reporting Persons have complied with all applicable Section 16(a) filing requirements during and with respect to Fiscal 1998.


                       INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP served as the Company's independent auditors for Fiscal 1998 and the Board has reappointed this firm for fiscal 1999. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting to respond to questions from Stockholders and to make a statement if he or she so desires.


  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

     Assuming approval of Proposal 2 regarding the reincorporation of the Company from Delaware to Georgia, any Stockholder of the Company wishing to submit a proposal for action at the Company's 1999 Annual Meeting of Stockholders must provide a written copy of the proposal to the management of the Company at its principal executive offices not later than June 7, 1999, and must otherwise comply with the rules and regulations of the Commission applicable to Stockholder proposals.


                          ANNUAL REPORT

     The Company's 1998 Annual Report to Stockholders, which includes financial statements, is being mailed to the Company's Stockholders with this Proxy Statement. The Annual Report is not part of the proxy soliciting material.


                         OTHER MATTERS

     The Board does not know of any other matters to be presented at the Annual Meeting for action by Stockholders. If any other matters requiring a vote of the Stockholders arise at the Annual Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of Common Stock, and will reimburse them for their reasonable expenses in so doing.

     A list of Stockholders entitled to be present and vote at the Annual Meeting will be available during the Annual Meeting for inspection by Stockholders who are present.

     If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for your convenience. No postage is required if mailed in the United States.

                              By Order of the Board of Directors,


                              Larry G. Ayers,
                              Secretary
October 5, 1998
Tucker, Georgia

                             EXHIBIT A
                   AGREEMENT AND PLAN OF MERGER
                                OF
                 SED INTERNATIONAL HOLDINGS, INC.
                          WITH AND INTO
                         SED MERGER CORP.

     THIS AGREEMENT AND PLAN OF MERGER (this "Plan") is by and between SED International Holdings, Inc., a Delaware corporation (the "Merging Corporation"), and SED Merger Corp., a Georgia corporation (the "Georgia Corporation" or the "Surviving Corporation") (the Merging Corporation and the Surviving Corporation are hereinafter collectively referred to as the "Constituent Corporations").

                       BACKGROUND STATEMENT

     The Merging Corporation owns 100% of the issued and outstanding capital stock of the Georgia Corporation. The Board of Directors of each of the Constituent Corporations has determined that it is in the best interests of such corporation and its stockholders that the Merging Corporation merge with and into the Georgia Corporation for the primary purpose of changing the state of incorporation of the Merging Corporation from Delaware to Georgia.

                        PLAN AND AGREEMENT

     In consideration of the premises and pursuant to the terms and conditions hereinafter set forth, the parties to this Plan agree that, in accordance with the terms of this Plan and the applicable statutes of the States of Delaware and Georgia, the Constituent Corporations shall make appropriate filings with the Secretaries of State of the States of Delaware and Georgia, the Merging Corporation shall be merged with and into the Georgia Corporation, and the terms and conditions of such merger (the "Merger") and the mode of carrying the Merger into effect shall be as follows:

               1. The Merger and Surviving Corporation. At the Effective Time (as hereinafter defined) of the Merger, the Merging Corporation shall be merged with and into the Georgia Corporation which shall be the Surviving Corporation after the Merger and which shall continue to exist as a corporation created and governed by the laws of the State of Georgia under the name of "SED International Holdings, Inc."

               2. Effective Time of the Merger. The Merger shall be effective upon filing of a Certificate of Merger with the Secretaries of State of the States of Georgia and Delaware (the "Effective Time").

               3. Effect of Merger. At the Effective Time, the Merging Corporation shall merge with and into the Georgia Corporation, and the separate existence of the Merging

     Corporation shall cease. Without limiting any provisions of applicable law of the State of Georgia or the State of Delaware, including, without limitation, Georgia Business Corporation Code Sec. 14-2-1106 and Delaware General Corporation Law Sec. 259, at the Effective Time: title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Corporations; any proceeding pending against either of the Constituent Corporations may be continued as if the Merger did not occur or the Surviving Corporation may be substituted in the proceeding for the Merging Corporation; and the shares and other securities of the Merging Corporation that are to be converted into shares and other securities of the Surviving Corporation shall be so converted and the former holders of such shares and other securities are to be entitled only to the rights provided in this Plan.

               4. Manner and Basis of Converting Shares and Other Securities. The manner and basis of converting shares and other securities of the Merging Corporation shall be as follows:

                    (a) Shares of the Merging Corporation. At the Effective Time, each issued and outstanding share of the common stock of the Merging Corporation ("Merging Corporation Common Stock") shall thereupon be converted into one share of the common stock of the Surviving Corporation ("Surviving Corporation Common Shares").

                    (b) Merging Corporation Share Certificates. Following the Effective Time, the holders of Merging Corporation Common Stock may surrender to the surviving Corporation's transfer agent certificates representing the same, along with a duly executed letter of transmittal in a form to be provided by the Surviving Corporation's transfer agent. Upon surrender of the certificates representing Merging Corporation Common Stock, the Surviving Corporation shall deliver to the holder of Merging Corporation Common Stock share certificates of the Surviving Corporation in the name of such holder, representing the Surviving Corporation Common Shares and shareholder rights for which such holder's Merging Corporation Common Stock shall have been converted as described above.

                    (c) Deemed Surviving Corporation Shareholders. At the Effective Time, the stockholders of the Merging Corporation shall thereupon be deemed to be shareholders of the Surviving Corporation to the extent of the number of Surviving Corporation Common Shares to which they are entitled pursuant to this Plan, whether or not certificates for Merging Corporation Common Stock are surrendered as provided in this Plan. Until surrendered as provided above, each certificate representing Merging Corporation Common Stock shall be deemed, for all corporate purposes (including without limitation the payment of any dividends), to evidence ownership of the number of Surviving Corporation Common Shares and shareholder rights which the holder of such certificate has become entitled to receive pursuant to this Plan.

                    (d) Other securities of the Merging Corporation. At the Effective Time, the holders of option, stock grant, warrant, rights or other securities agreements representing the right to acquire, upon exercise, conversion, or similar event, Merging Corporation Common Stock shall thereupon be deemed to represent the right to so acquire the same number of Surviving Corporation Common Shares and rights to which such agreements represented, whether or not such agreements are surrendered for like agreement of the Surviving Corporation.

               5.  Articles of Incorporation.  The Articles of
     Incorporation of the Georgia Corporation shall be the Articles of Incorporation of the Surviving Corporation, except that Article I thereof shall be amended to read in its entirety as follows:


                            ARTICLE I.

     The name of the corporation is:

                 SED International Holdings, Inc.

               6. Bylaws. The Bylaws of the Georgia Corporation as in effect at the Effective Time shall continue to be the Bylaws of the Surviving Corporation until amended as provided in said Bylaws, except that the name of the Surviving Corporation shall be "SED International Holdings, Inc."

               7. Directors and Officers. The persons who are the directors and officers of the Merging Corporation as of the Effective Time shall be the directors and officers of the Surviving Corporation until changed in accordance with the Bylaws of the Surviving
     Corporation and applicable law.  Directors of the Surviving
     Corporation shall serve in the classes in which they served as directors of the Merging Corporation.

               8. Amendment; Termination and Abandonment. This Plan may be supplemented or amended in any manner at any time and from time to time prior to the Effective Time by the mutual consent of the Georgia Corporation and the Merging Corporation without any action by the stockholders of the Georgia Corporation or the Merging Corporation; provided that any amendment, modification or supplement to this Plan after its approval by the stockholders of the Merging Corporation but prior to the Effective time shall require the approval of the stockholders of the Merging Corporation unless the amendment, modification or supplement to this Plan does not alter or change (i) the amount or kind of shares to be received thereunder in exchange for shares of Merging Corporation Common Stock, (ii) any term of the Articles of Incorporation of the Surviving Corporation as provided for in this Plan, or (iii) any of the terms and conditions of this Plan in a manner that would adversely affect the holders of Merging Corporation Common Stock. This Plan may be terminated and the Merger abandoned at any time prior to the filing of articles or a certificate of merger with the Secretaries of State of the States of Georgia and Delaware by action taken by the respective Boards of Directors of the Constituent Corporations.

               9. Further Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances or any other things are necessary or desirable to vest in the Surviving Corporation, in accordance with the terms of this Plan, the title of any property or rights of the Merging Corporation, or otherwise to carry out this Plan or the Merger, the last acting officers and directors of the Merging Corporation or the corresponding officers and directors of the Surviving Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, or otherwise to carry out this Plan or the Merger.

               10. Counterparts. This Plan may be executed in multiple counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Plan or its terms to produce or account for more than one of such counterparts.

     DULY EXECUTED and delivered by a duly authorized officer of each of the Constituent Corporations on ________________, 1998.

THE MERGING CORPORATION:      SED INTERNATIONAL HOLDINGS, INC.



                              By:
                                      Name:
                                      Title:

             [Signatures continued on following page]

THE SURVIVING CORPORATION:    SED MERGER CORP.






                              By:
                                      Name:
                                      Title:

                            EXHIBIT B

                    ARTICLES OF INCORPORATION
                                OF
                         SED MERGER CORP.

                                 I.

                          CORPORATE NAME

     The name of the corporation is:

                         SED MERGER CORP.

                               II.

                        AUTHORIZED SHARES

     The corporation is authorized to issue two classes of shares to be designated respectively "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is one hundred million one hundred twenty-nine thousand five hundred (100,129,500) shares. The number of shares of Common Stock authorized is one hundred million (100,000,000) shares, and the par value of each share is $.01. The number of shares of Preferred Stock authorized is one hundred twenty-nine thousand five hundred shares (129,500), and the par value of each share is $1.00.

     Authority is hereby expressly granted to the board of directors from time to time to issue the Preferred Stock as Preferred Stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, powers, preferences and relative, participating, optional or other special rights of such series, and the qualifications, limitations or restrictions thereof. Such authority of the board of directors with respect to each such series shall include, but not be limited to, the determination of the following:

               (a) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the board of directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the board of directors;

               (b) the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

               (c) whether or not the shares of such series shall be subject to redemption by the corporation and the times, prices, and other terms and conditions of such redemption;

               (d) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

               (e) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of stock of the corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

               (f) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof;

               (g) the rights of the shares of such series in the event of any liquidation, dissolution or winding up of the corporation or upon any distribution of its assets; and

               (h) any other powers, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereinafter permitted by law and not inconsistent with the provisions hereof.

          All shares of any one series of Preferred Stock shall be identical in all respects except as to the dates from which dividends thereon may be cumulative. All series of the Preferred Stock shall rank equally and be identical in all respects except as otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock.

          Whenever dividends upon the Preferred Stock at the time outstanding, to the extent of the preference to which such stock is entitled, shall have been paid in full or declared and set apart for payment for all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the board of directors may declare and pay dividends on the Common Stock, payable in cash, stock, or otherwise, and the holders of shares of Preferred Stock shall not be entitled to share therein, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock.

          In the event of any liquidation, dissolution, or winding up of the corporation or upon the distribution of the assets of the corporation remaining, after the payment to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled as provided in the resolution or resolutions creating any series thereof, shall be divided and distributed among the holders of the Common Stock ratably, except as may otherwise be provided in any such resolution or resolutions.

          Neither the merger or consolidation of the corporation with another corporation nor the sale or lease of all or substantially all the assets of the corporation shall be deemed to be a liquidation, dissolution, or winding up of the corporation or a distribution of its assets.

                               III.

               INITIAL REGISTERED OFFICE AND AGENT

     The street address and county of the initial registered office of the corporation is 4916 North Royal Atlanta Drive, Tucker, Georgia 30085. The initial registered agent at such office shall be Harvey R. Linder.

                               IV.

                           INCORPORATOR

     The name and address of the incorporator are as follows:

                      Harvey R. Linder, Esq.
               c/o SED International Holdings, Inc.
                  4916 North Royal Atlanta Drive
                      Tucker, Georgia 30085

                                V.

                     INITIAL PRINCIPAL OFFICE

     The mailing address of the initial principal office of the corporation is 4916 North Royal Atlanta Drive, Tucker, Georgia 30085.

                               VI.

                        INITIAL DIRECTORS

     The board of directors shall be divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. The term of office of one class of directors shall expire each year. At each annual meeting of shareholders, the directors of one class shall be elected to hold office for a term expiring at the third annual meeting following the election and until a successor shall have been duly elected and qualified. During the intervals between annual meetings of shareholders, any vacancy occurring in the board of directors caused by resignation, removal, death or other incapacity, and any newly created directorships resulting from an increase in the number of directors may be filled by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurred. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

     The initial board of directors of the corporation shall consist of six members, and the name, address and initial term of office of each member is set forth below:

     Class I directors to hold office until the 2001 Annual Meeting of
Shareholders:

          Stewart I. Aaron
          7585-D Ponce de Leon Circle
          Doraville, Georgia 30340-3162

          Mark Diamond
          4916 North Royal Atlanta Drive
          Tucker, Georgia 30085

     Class II directors to hold office until the 1999 Annual Meeting of
Shareholders:

          Ray D. Risner
          4916 North Royal Atlanta Drive
          Tucker, Georgia 30085

          Cary Rosenthal
          5664 New Peachtree Road
          Atlanta, Georgia 30341

     Class III directors to hold office until the 2000 Annual Meeting of
Shareholders:

          Gerald Diamond
          4916 North Royal Atlanta Drive
          Tucker, Georgia 30085

          Joel Cohen
          P.O. Box 1527
          Dalton, Georgia 30720

     Notwithstanding any other provisions of the Articles of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage for separate class votes for certain actions may be permitted by law, by the Articles of Incorporation or by the Bylaws), the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of voting stock, voting together as a single class, will be required to amend or repeal any provision of the Articles of Incorporation or the Bylaws to the extent that such action is inconsistent with the purpose of this Article VI; provided, however, that the provisions of this paragraph shall not apply to amendments to the Bylaws or Articles of Incorporation that are recommended by not less than 75% of the members of the board of directors.

                               VII.

                LIMITATIONS ON DIRECTOR LIABILITY

     No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for any action taken, or any failure to take any action, as a director, except for liability (i) for any appropriation, in violation of his duties, of any business opportunity of the corporation; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of the law; (iii) for the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code; or (iv) for any transaction from which the director received an improper personal benefit. If the Georgia Business Corporation Code is amended after the effective date of this Article to authorize corporate action further limiting the personal liability of directors, then the liability of a director of the corporation shall be limited to the fullest extent permitted by the Georgia Business Corporation Code, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                              VIII.

                     ACTION WITHOUT MEETING

     Any action required or permitted to be taken at a shareholders meeting may be taken without a meeting of the shareholders only if the action is evidenced by one or more written consents describing the action taken, signed by the holders of not less than 100% of the shares that would be entitled to vote at a meeting of shareholders. No written consent signed under this provision shall be valid unless the consenting shareholder has been furnished the same material that, under the Georgia Business Corporation Code, would have been required to be sent to shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, or it contains an express waiver of the rights to receive such material.

                               IX.

          ADVANCE NOTIFICATION OF SHAREHOLDER PROPOSALS

     The annual meeting of the shareholders of the corporation shall be held each year for the purposes of electing directors and of transacting such other business as properly may be brought before the meeting. To be properly brought before the meeting, business must be brought (i) by or at the direction of the board of directors or (ii) by any shareholder of the corporation entitled to vote at the meeting who complies with the procedures set forth in this Article IX; provided, in each case, that such business proposed to be conducted is, under the law, an appropriate subject for shareholder action.

     For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be received by the Secretary at the principal executive offices of the corporation not fewer than 120 calendar days prior to the first anniversary of the date that the corporation's proxy statement (or, in the event the stockholders of SED International Holdings, Inc., a Delaware corporation (the "Predecessor Corporation") approve the merger of the Predecessor Corporation with and into the corporation at the 1998 Annual Meeting of Stockholders of the Predecessor Corporation, then the Predecessor Corporation's proxy statement) was released to shareholders in connection with the preceding year's annual meeting of shareholders. However, if no annual meeting of shareholders of either the corporation or the Predecessor Corporation, as the case may be, were held in the previous year or if the date of the annual meeting of shareholders of such corporation has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement of such corporation, the notice shall be received by the Secretary at the principal executive offices of the corporation no later than the later of (i) 150 days prior to the date of the contemplated annual meeting or (ii) the date which is 10 calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated annual meeting.

     Such shareholder's notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
(ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by such shareholder;
(iv) the dates upon which the shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such shareholder in such business; (vii) a statement in support of the matter and any other information required by Securities and Exchange Commission Rule 14a-8, as may be amended; and (viii) as to each person whom the shareholder proposes to nominate for election or reelection as director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and evidence satisfactory to the corporation that such nominee has no interests that would limit his or her ability to fulfill his or her duties of office).

     In addition, if the shareholder intends to solicit proxies from the shareholders of the corporation, such shareholder shall notify the corporation of this intent in accordance with Securities and Exchange Commission Rules 14a-8 and 14a-4(c)(2)(i), as such rules may be amended.

     Notwithstanding any other provisions of the Articles of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage for separate class votes for certain actions may be permitted by law, by the Articles of Incorporation or by the Bylaws), the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of voting stock, voting together as a single class, will be required to amend or repeal any provision of the Articles of Incorporation or the Bylaws to the extent that such action is inconsistent with the purpose of this Article IX; provided, however, that the provisions of this paragraph shall not apply to amendments to the Bylaws or Articles of Incorporation that are recommended by not less than 75% of the members of the board of directors.

                                X.

            INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative including any proceeding brought by or in the right of the corporation (hereinafter a "proceeding"), by reason of the fact he or she, or a person of whom he or she is a legal representative, is or was a director or officer of the corporation or a designated officer of an operating division or subsidiary of the corporation, or who, while a director or officer of the corporation, is or was serving at the request of the corporation as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Georgia Business Corporation Code, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than the Georgia Business Corporation Code permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such director or officer in connection with any such proceeding. Such indemnification shall continue as to a director or officer who has ceased to be a director or officer, as applicable, and shall inure to the benefit of the heirs, executors and administrators of the director or officer. Except with respect to proceedings to enforce rights to indemnification by a director or officer, the corporation shall indemnify any such director or officer in connection with a proceeding (or part thereof) initiated by such director or officer only if such proceeding (or part thereof) was authorized by the board of directors of the corporation. The right to indemnification conferred in this Article shall be a contract right.

     The corporation shall pay for or reimburse the actual and reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of final disposition of the proceeding if the director or officer furnishes the corporation: (i) a written affirmation of his or her good faith belief that he or she has met the standard of conduct set forth in Georgia Business Corporation Code Section 14-2-851(a); and (ii) a written undertaking, executed personally or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification for such expenses under this Article or otherwise. The undertaking must be an unlimited general obligation of the director or officer but need not be secured and may be accepted without reference to director's financial ability to make repayment.


     IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation as of the ____ day of ________, 1998.



                                   Harvey R. Linder, Incorporator

                             EXHIBIT C
                              BYLAWS
                                OF
                         SED MERGER CORP.



                            ARTICLE I

                           SHAREHOLDERS

     SECTION 1.1. Annual Meetings. The annual meeting of the shareholders of the corporation shall be held each year for the purposes of electing directors and of transacting such other business as properly may be brought before the meeting.

     To be properly brought before the meeting, business must be brought
(i) by or at the direction of the board of directors or (ii) by any shareholder of the corporation entitled to vote at the meeting who complies with the procedures set forth in this Section 1.1; provided, in each case, that such business proposed to be conducted is, under the law, an appropriate subject for shareholder action.

     For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be received by the Secretary at the principal executive offices of the corporation not fewer than 120 calendar days prior to the first anniversary of the date that the corporation's proxy statement (or, in the event the stockholders of SED International Holdings, Inc., a Delaware corporation (the "Predecessor Corporation") approve the merger of the Predecessor Corporation with and into the corporation at the 1998 Annual Meeting of Stockholders of the Predecessor Corporation, then the Predecessor Corporation's proxy statement) was released to shareholders in connection with the preceding year's annual meeting of shareholders. However, if no annual meeting of shareholders of either the corporation or the Predecessor Corporation, as the case may be, were held in the previous year or if the date of the annual meeting of shareholders of such corporation has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement of such corporation, the notice shall be received by the Secretary at the principal executive offices of the corporation no later than the later of (i) 150 days prior to the date of the contemplated annual meeting or (ii) the date which is 10 calendar days after the date of the first public announcement or other notification to the shareholders of the date of the contemplated annual meeting.

     Such shareholder's notice to the Secretary shall set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
(ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by such shareholder; (iv) the dates upon which the shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such shareholder in such business; (vii) a statement in support of the matter and any other information required by Securities and Exchange Commission Rule 14a-8, as may be amended; and (viii) as to each person whom the shareholder proposes to nominate for election or reelection as director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and evidence satisfactory to the corporation that such nominee has no interests that would limit his or her ability to fulfill his or her duties of office).

     In addition, if the shareholder intends to solicit proxies from the shareholders of the corporation, such shareholder shall notify the corporation of this intent in accordance with Securities and Exchange Commission Rules 14a-8 and 14a-4(c)(2)(i), as such rules may be amended.

     Notwithstanding any other provisions of the Articles of Incorporation or the Bylaws (and notwithstanding the fact that a lesser percentage for separate class votes for certain actions may be permitted by law, by the Articles of Incorporation or by the Bylaws), the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of voting stock, voting together as a single class, will be required to amend or repeal any provision of the Articles of Incorporation or the Bylaws to the extent that such action is inconsistent with the purpose of this Section 1.1; provided, however, that the provisions of this paragraph shall not apply to amendments to the Bylaws or Articles of Incorporation that are recommended by not less than 75% of the members of the board of directors.

     SECTION 1.2. Special Meetings. The corporation shall hold a special meeting of shareholders on call of the board of directors or, upon delivery to the corporation's chief executive officer of a signed and dated written request setting out the purpose or purposes for the meeting, on call of the holders of 100% of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Only business within the purpose or purposes described in the notice of special meeting required by
Section 1.4 below may be conducted at a special meeting of the shareholders. Meetings of the shareholders may be held at any time without notice when all the shareholders entitled to vote thereat are present in person or by proxy.

     SECTION 1.3. Date, Time and Place of Meetings. All meetings of shareholders shall be held on such date and at such time and place, within or without the State of Georgia, as may be fixed from time to time by the board of directors. The date, time and place of all meetings shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. If no designation is made, the place of the meeting shall be the principal business office of the corporation.

     SECTION 1.4. Notice of Meetings. The chief executive officer or his designee shall deliver, either personally or by first-class mail, a written notice of the place, day, and time of all meetings of the shareholders not less than ten (10) nor more than sixty (60) days before the meeting date to each shareholder of record entitled to vote at such meeting. Written notice is effective when mailed, if mailed with first-class postage prepaid and correctly addressed to the shareholder's address shown in the corporation's current record of shareholders. In the case of a special meeting, the purpose or purposes for which the meeting is called shall be included in the notice of the special meeting.

     SECTION 1.5. Record Date. The board of directors, in order to determine the shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, shall fix in advance a record date that may not be more than seventy (70) days before the meeting or action requiring a determination of shareholders. Only such shareholders as shall be shareholders of record on the date fixed shall be entitled to such notice of or to vote at such meeting or any adjournment thereof, or to receive payment of any such dividend or other distribution or allotment of any rights, or to exercise any such rights in respect of stock, or to take any such other lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. The record date shall apply to any adjournment of the meeting except that the board of directors shall fix a new record date for the adjourned meeting if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     SECTION 1.6. Shareholders' List for Meeting. After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all shareholders of record who are entitled to notice of the shareholders' meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder. The corporation shall make the shareholders' list available for inspection by any shareholder, his agent, or his attorney at the time and place of the meeting.

     SECTION 1.7. Quorum. Subject to any express provision of law or the articles of incorporation, a majority of the votes entitled to be cast by all shares voting together as a group shall constitute a quorum for the transaction of business at all meetings of the shareholders. Whenever a class of shares or series of shares is entitled to vote as a separate voting group on a matter, a majority of the votes entitled to be cast by each voting group so entitled shall constitute a quorum for purposes of action on any matter requiring such separate voting. Once a share is represented, either in person or by proxy, for any purpose at a meeting other than solely to object to holding a meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is set for the adjourned meeting.

     SECTION 1.8. Adjournment of Meetings. The holders of a majority of the voting shares represented at a meeting, or the chairman of the board or the president, whether or not a quorum is present, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting.

     SECTION 1.9. Vote Required. When a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation, a bylaw authorized by the articles of incorporation or express provision of law requires a greater number of affirmative votes. Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have the right to cumulate their votes unless the articles of incorporation so provide.

     SECTION 1.10. Voting Entitlement of Shares. Unless otherwise provided in the articles of incorporation, each shareholder, at every meeting of the shareholders, shall be entitled to cast one vote, either in person or by written proxy, for each share standing in his or her name on the books of the corporation as of the record date. A shareholder may vote his shares in person or by proxy. An appointment of proxy is effective when received by the President of the corporation or other officer or agent authorized to tabulate votes and is valid for eleven (11) months unless a longer period is expressly provided in the appointment of proxy form. An appointment of proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

     SECTION 1.11. Action by Shareholders Without a Meeting. Any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if the action is taken by all the shareholders who otherwise would be entitled to notice of and to vote at a meeting of shareholders on the action. The action must be evidenced by one or more written consents describing the action taken, signed by shareholders entitled to take action without a meeting and delivered to the corporation for inclusion in the minutes or for filing with the corporate records. No written consent shall be valid unless the consenting shareholder has been furnished the same material that would have been required to be sent to the shareholders in a notice of a meeting at which the proposed action would have been submitted to the shareholders for action, including notice of any applicable dissenters' right, or the written consent contains an express waiver of the right to receive the material otherwise required to be furnished. Written notice, together with the materials that would have been required to be sent in a notice of meeting, shall be given within ten (10) days after the proper taking of the corporate action without a meeting to all persons who otherwise would have been entitled to notice of and to vote at a meeting of shareholders on the action.


                           ARTICLE II.

                        BOARD OF DIRECTORS

     SECTION 2.1. General Powers. Subject to the articles of incorporation, bylaws approved by the shareholders and any lawful agreement between the shareholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of, the board of directors.

     SECTION 2.2. Number and Tenure. The initial board of directors shall be such as may be determined by the incorporator(s) unless the initial directors are named in the Articles of Incorporation, and thereafter the number of directors shall be such as may be determined from time to time by the shareholders or by the board of directors, but in no event shall the number be less than the minimum authorized under the laws of the State of Georgia. No decrease in the number or minimum number of directors, through amendment of the articles of incorporation or of the bylaws or otherwise, shall have the effect of shortening the term of any incumbent director. Directors shall be elected at the annual meeting of shareholders to serve terms as provided in the articles of incorporation; provided, however, that despite the expiration of a director's term he or she shall continue to serve until a successor is elected and qualified or until there is a decrease in the number of directors.

     SECTION 2.3. Qualifications of Directors. Directors shall be natural persons who have attained the age of 18 years but need not be residents of the State of Georgia or shareholders of the corporation.

     SECTION 2.4. Vacancy on the Board. Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by the shareholders, board of directors, or, if the directors remaining in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group or the remaining directors elected by that voting group are entitled to vote to fill the vacancy.

     SECTION 2.5. Committees. The board of directors may, by resolution, designate from among its members one or more committees, each committee to consist of one or more directors, except that committees appointed to take action with respect to indemnification of directors, directors' conflicting interest transactions or derivative proceedings shall consist of two or more directors qualified to serve pursuant to the Georgia Business Corporation Code. Any such committee, to the extent specified by the board of directors, articles of incorporation or bylaws, shall have and may exercise all of the authority of the board of directors in the management of the business affairs of the corporation, except that it may not (1) approve action that the Georgia Business Corporation Code requires to be approved by shareholders, (2) fill vacancies on the board of directors or any of its committees, (3) amend the articles of incorporation, (4) adopt, amend, or repeal bylaws or (5) approve a plan of merger not requiring shareholder approval. The creation of, delegation of authority to or action by a committee does not alone constitute compliance by a director with the standards of conduct described in Georgia Business Corporation Code Section 14-2-830.

     SECTION 2.6. Meetings. The board of directors shall meet annually, without notice, immediately following and at the same place as the annual meeting of shareholders. Regular meetings of the board of directors or any committee may be held between annual meetings without notice at such time and at such place, within or without the State of Georgia, as from time to time shall be determined by the board. Meetings other than regular meetings may be called at any time by the president or the chairman of the board and must be called by the president or by the secretary or an assistant secretary upon the request of any director.

     Notice of each meeting, other than a regular meeting (unless required by the board of directors), shall be given to each director by mailing the same to each director at his residence or business address at least two days before the meeting or by delivering the same to him personally or by telephone or facsimile at least one day before the meeting unless, in case of exigency, the chairman of the board, the president or the secretary shall prescribe a shorter notice to be given personally or by telephone, facsimile, telegraph, cable or wireless to all or any one or more of the directors at their respective residences or places of business.

     SECTION 2.7. Quorum and Voting. At all meetings of the board of directors or any committee thereof, a majority of the number of directors prescribed, or if no number is prescribed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business. The affirmative vote of a majority of the directors present at any meeting at which there is a quorum at the time of such act shall be the act of the Board or of the committee, except as might be otherwise specifically provided by statute or by the articles of incorporation or bylaws.

     SECTION 2.8. Action Without Meeting. Unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at any meeting of the board of directors or any committee thereof may be taken without a meeting if the action is taken by all members of the Board or committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and filed with the minutes of the proceedings of the Board or committee or filed with the corporate records.

     SECTION 2.9. Remote Participation in a Meeting. Unless otherwise restricted by the articles of incorporation or the bylaws, any meeting of the board of directors may be conducted by the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

     SECTION 2.10. Compensation of Directors. The board of directors may fix the compensation of the directors for their services as directors, including, but not limited to, fees for attendance at all meetings of the board or any committee of the board. Directors shall in any event be paid their traveling expenses for attendance at all meetings of the board or any committee of the board. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


                           ARTICLE III

                             NOTICES

     SECTION 3.1. Notice. Whenever, under the provisions of the articles of incorporation or of these bylaws or by law, notice is required to be given to any director or shareholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail, or by telegram, telex or facsimile transmission and such notice shall be deemed to be effective, unless otherwise provided herein, when received, or when delivered, properly addressed, to the addressee's last known principal place of business or residence, or five days after the same shall be deposited in the United States mail if mailed with first-class postage prepaid and correctly addressed or on the date shown on the return receipt, if sent by registered or certified mail, and the receipt is signed by or on behalf of the addressee. Notice to any director or shareholder may also be oral if oral notice is reasonable under the circumstances. If these forms of personal notice are impractical, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television, or other form of public broadcast communication.

     SECTION 3.2. Waiver of Notice. Whenever any notice is required to be given under provisions of the articles of incorporation or of these bylaws or by law, a waiver thereof, signed by the person entitled to notice and delivered to the corporation for inclusion in the minutes or filing with the corporate records, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting and of all objections to the place or time of the meeting or the manner in which it has been called or convened, except when the person attends a meeting for the express purpose of stating, at the beginning of the meeting, any such objection and, in the case of a director, does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders, directors or a committee of directors need be specified in any written waiver of notice; provided, however, that any waiver of notice of a meeting of shareholders required with respect to a plan of merger or a plan of consolidation shall be effective only upon compliance with Section 14-2-706(c) of the Georgia Business Corporation Code or successor provisions.


                            ARTICLE IV

                             OFFICERS

     SECTION 4.1. Titles and Election. The officers of the corporation shall be president, a secretary and a treasurer, who shall initially be elected as soon as convenient by the board of directors and thereafter, in the absence of earlier resignations or removals, shall be elected at the first meeting of the board following any annual shareholders' meeting, each of whom shall hold office at the pleasure of the board except as may otherwise be approved by the board or executive committee, or until his earlier resignation, removal under these bylaws or other termination of his employment. Any person may hold more than one office if the duties can be consistently performed by the same person, and to the extent permitted by the laws of the State of Georgia.

     The board of directors, in its discretion, may also at any time elect or appoint a chairman of the board of directors, who shall be a director, and one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the board, except as may otherwise be approved by the board or executive committee, or until his earlier resignation, removal or other termination of employment, and shall have such authority and shall perform such duties as be prescribed or determined from time to time by the board or in case of officers other than the chairman of the board, if not so prescribed or determined by the board, the president or the then senior executive officer may prescribe or determine. The board of directors may require any officer or other employee or agent to give bond for the faithful performance of his duties in such form and with such sureties as the board may require.

     SECTION 4.2. Duties. Subject to such extension, limitations, and other provisions as the board of directors or the bylaws may from time to time prescribe or determine, the following officers shall have the following powers and duties:

          (a) Chairman of the Board. The chairman of the board may be designated the chief executive officer of the corporation and, when present, shall preside at all meetings of the shareholders and of the board of directors, shall be charged with general supervision of the management and policy of the corporation, and shall have such other powers and perform such other duties as the board of directors may prescribe from time to time.

          (b) President. Subject to the board of directors and the provisions of these bylaws, the president shall be the chief executive officer of the corporation, shall exercise the powers and authority and perform all of the duties commonly incident to his office, shall in the absence of the chairman of the board preside at all meetings of the shareholders and of the board of directors if he is a director, and shall perform such other duties as the board of directors or the executive committee shall specify from time to time. The president or a vice president, unless some other person is thereunto specifically authorized by the board of directors or executive committee, shall sign all bonds, debentures, promissory notes, deeds and contracts of the corporation.

          (c) Vice President. The vice president or vice presidents shall perform such duties as may be assigned to them from time to time by the board of directors or by the chief executive officer if the board does not do so. In the absence or disability of the president, the vice presidents in order of seniority may, unless otherwise determined by the board, exercise the powers and perform the duties pertaining to the office of president, except that if one or more executive vice presidents has been elected or appointed, the person holding such office in order of seniority shall exercise the powers and perform the duties of the office of president.

          (d) Secretary. The secretary or in his absence an assistant secretary shall keep the minutes of all meetings of shareholders and of the board of directors, give and serve all notices, attend to such correspondence as may be assigned to him, keep in safe custody the seal of the corporation, and affix such seal to all such instruments properly executed as may require it, and shall have such other duties and powers as may be prescribed or determined from time to time by the board of directors or by the chief executive officer if the board does not do so.

          (e) Treasurer. The treasurer, subject to the order of the board of directors, shall have the care and custody of the moneys, funds, valuable papers and documents of the corporation (other than his own bond, if any, which shall be in the custody of the chief executive officer), and shall have, under the supervision of the board of directors, all the powers and duties commonly incident to his office. He shall deposit all funds of the corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the board of directors or by the chief executive officer if the board does not do so. He may endorse for deposit or collection all checks, notes, and similar instruments payable to the corporation or to its order. He shall keep accurate books of account of the corporation's transactions, which shall be the property of the corporation, and together with all property of the corporation in his possession, shall be subject at all times to the inspection and control of the board of directors. The treasurer shall be subject in every way to the order of the board of directors, and shall render to the board of directors and/or the chief executive officer of the corporation, whenever they may require it, an account of all his transactions and of the financial condition of the corporation. In addition to the foregoing, the treasurer shall have such duties as may be prescribed or determined from time to time by the board of directors or by the chief executive officer if the board does not do so.

     SECTION 4.3. Delegation of Authority. The board of directors or the executive committee may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

     SECTION 4.4. Compensation. The compensation of the chairman of the board, the president, all vice presidents, the secretary and the treasurer shall be fixed by the board of directors or a committee thereof, and the fact that any officer is a director shall not preclude him from receiving compensation or from voting upon the resolution providing the same.


                            ARTICLE V

               RESIGNATIONS, VACANCIES AND REMOVALS

     SECTION 5.1. Resignations. Any director or officer may resign at any time by giving written notice thereof to the board of directors, the chief executive officer or the secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of any resignation shall not be necessary to make it effective.

     SECTION 5.2. Vacancies. (a) Directors. Subject to the provisions of the articles of incorporation, when the office of any director becomes vacant or unfilled, whether by reason of death, resignation, removal, increase in the authorized number of directors or otherwise, such vacancy or vacancies may be filled by the remaining director or directors, although less than a quorum. Any director so elected by the board shall serve until the election and qualification of his successor or until his earlier resignation or removal as provided in these bylaws. The directors may also reduce their authorized number by the number of vacancies in the board, provided such reduction does not reduce the board to less than the minimum authorized by the laws of the State of Georgia.

          (b) Officers. The board of directors may at any time or from time to time fill any vacancy among the officers of the corporation.

     SECTION 5.3. Removals. (a) Directors. Except as may otherwise be prohibited or restricted under the laws of the State of Georgia, the shareholders may, at any meeting called for the purpose or by consent of the shareholders in lieu of a meeting, remove any director from office, with or without cause, and may elect his successor. Except as may otherwise be prohibited or restricted under the laws of the State of Georgia, the board of directors at any meeting called for the purpose by vote of a majority of the then total authorized number of directors may remove from office for cause any director and may elect his successor, and by similar vote may remove from office without cause any director elected by the board, and may elect his successor.

          (b) Officers. Subject to the provisions of any validly existing agreement, the board of directors may at any meeting remove from office any officer, with or without cause, and may elect or appoint a successor; provided that if action is to be taken to remove the chief executive officer or president, the notice of meeting or waiver of notice thereof shall state that one of the purposes thereof is to consider and take action on his removal.


                            ARTICLE VI

                          CAPITAL STOCK

     SECTION 6.1. Share Certificates. Unless the articles of incorporation or these bylaws provide otherwise, the board of directors may authorize the issue of some or all of the shares of any or all of its classes or series with or without certificates. Unless the Georgia Business Corporation Code provides otherwise, there shall be no differences in the rights and obligations of shareholders based on whether or not their shares are represented by certificates.

     In the event that the board of directors authorizes shares with certificates, each certificate representing shares of stock of the corporation shall be in such form as shall be approved by the board of directors and shall set forth upon the face thereof the name of the corporation and that it is organized under the laws of the State of Georgia, the name of the person to whom the certificate is issued, and the number and class of shares and the designation of the series, if any, the certificate represents. The board of directors may designate any one or more officers to sign each share certificate, either manually or by facsimile. In the absence of such designation, each share certificate must be signed by the chief executive officer, president or a vice president and the secretary or an assistant secretary. If the person who signed a share certificate, either manually or in facsimile, no longer holds office when the certificate is issued, the certificate is nevertheless valid.

     SECTION 6.2. Record of Shareholders. The corporation or an agent designated by the board of directors shall maintain a record of the corporation's shareholders in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order by class or shares showing the number and class of shares held by each shareholder.

     SECTION 6.3. Lost Certificates. In the event that a share certificate is lost, stolen or destroyed, the board of directors may direct that a new certificate be issued in place of such certificate. When authorizing the issue of a new certificate, the board of directors may require such proof of loss as it may deem appropriate as a condition precedent to the issuance thereof, including a requirement that the owner of such lost, stolen or destroyed certificate, or his or her legal representative, advertise the same in such manner as the Board shall require and/or that he or she give the corporation a bond in such sum as the Board may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 6.4.  Transfers of Shares.

          (a) Transfers of shares of the capital stock of the corporation shall be made only upon the books of the corporation by the registered holder thereof, or by his or her duly authorized attorney, or with a transfer clerk or transfer agent appointed as provided in Section
6.5
hereof, and, in the case of a share represented by certificate, on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon.

          (b) The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to vote as such owner, and for all other purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     SECTION 6.5. Transfer Agents and Registrars. The board of directors may establish such other regulations as it deems appropriate governing the issue, transfer, conversion and registration of stock certificates, including appointment of transfer agents, clerks or registrars.


                           ARTICLE VII

                  INDEMNIFICATION AND INSURANCE

     SECTION 7.1. Indemnification of Officers, Employees and Agents. The corporation may indemnify and advance expenses to an officer, in-house legal counsel, employee or agent who is not a director to the extent permitted by the articles of incorporation, the bylaws or by law.

     SECTION 7.2. Insurance. The corporation may purchase and maintain insurance, at its expense, on behalf of an individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against liability asserted against or incurred by him or her in any such capacity or arising from his or her status as a director, officer, employee or agent, whether or not the corporation would have power to indemnify him or her against the same liability under this Article.

     SECTION 7.3. Indemnification of Directors. The corporation shall indemnify directors to the full extent permitted by law.


                           ARTICLE VIII

                        GENERAL PROVISIONS

     SECTION 8.1. Seal. The corporation may have a seal, which shall be in such form as the board of directors may from time to time determine. In the event that the use of the seal is at any time inconvenient, the signature of an officer of the corporation, followed by the word
"Seal" enclosed in parenthesis, shall be deemed the seal of the corporation.

     SECTION 8.2. Amendment of Bylaws. These bylaws may be amended or repealed and new bylaws may be adopted by the board of directors at any regular or special meeting of the board of directors unless the articles of incorporation or the Georgia Business Corporation Code reserve this power exclusively to the shareholders in whole or in part or the shareholders, in amending or repealing the particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw.

     Unless the shareholders have fixed a greater quorum or voting requirement, these bylaws also may be altered, amended or repealed and new bylaws may be adopted by a majority vote of all shares voted at any annual or special meeting of the shareholders. A bylaw limiting the authority of the board of directors or establishing staggered terms for directors may only be adopted, amended or repealed by the shareholders. Except as provided in Sections 14-2-1113 and -1133 of the Georgia Business Corporation Code, a bylaw that fixes a greater quorum or voting requirement for shareholders may be adopted, amended or repealed only by the shareholders. A bylaw that fixes a greater quorum or voting requirement for the board of directors may be adopted only by the affirmative vote of holders of a majority of the shares entitled to be cast or by a majority of the entire board of directors.

     SECTION 8.3. Powers of Attorney. The board of directors or a committee of the board may authorize one or more of the officers of the corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the corporation, with or without power of substitution. In the absence of any action by the board or a committee of the board, the chief executive officer or the president, any vice president, the secretary or the treasurer of the corporation may execute for and on behalf of the corporation waivers of notice of shareholders' meetings and proxies for such meetings in any company in which the corporation may hold voting securities.

                            EXHIBIT D
                        FIRST AMENDMENT TO
                 SED INTERNATIONAL HOLDINGS, INC.
                      1997 STOCK OPTION PLAN


     This First Amendment, made on the ___ day of __________, 1998, by SED International Holdings, Inc., a company organized and operating under the laws of the Sate of Delaware (the "Company");


                       W I T N E S S E T H:

     WHEREAS, the Board of Directors and stockholders of the Company adopted the Company's 1997 Stock Option Plan (the "Plan");

     WHEREAS, the Board of Directors of the Company has authorized and reserved for issuance an additional 200,000 shares of Common Stock, subject to stockholder approval; and

     WHEREAS, the Board of Directors desires to amend the Plan to reflect the issuance of additional Common Stock under the Plan;

     NOW, THEREFORE, the Company hereby amends the Plan effective immediately, by deleting Plan Article 4 in its entirety and inserting in lieu thereof the following new Plan Article 4:

                            "ARTICLE 4
                              Stock

               The stock subject to the Stock Rights and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 8, the total number of shares of Common Stock which may be granted to, or for which Options may be granted to, persons participating in the Plan shall not exceed in the aggregate 550,000 shares of Common Stock, subject to adjustment as provided herein. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option or shares of Restricted Stock returned to the Company by forfeiture again may become subject to Stock Rights under the Plan."

     Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

     The Company shall submit this First Amendment to its stockholders for approval at the

1998 Annual Meeting of Stockholders. Unless stockholder approval is obtained, both this First Amendment and all outstanding Options granted after the date hereof in excess of the authorized Options available for issuance under the Plan as in effect prior to this First Amendment, if any, shall be rendered immediately void and of no effect.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed and attested as of the day and year set forth above.

                              SED INTERNATIONAL HOLDINGS, INC.



                              By:
                                      Gerald Diamond,
                                      Chairman and Chief Executive Officer


ATTEST:



By:
        Larry G. Ayers,
        Secretary

[ATTACHMENT - PROXY CARD]
                 SED INTERNATIONAL HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 5, 1998, and does hereby appoint Gerald Diamond and Larry G. Ayers, and either of them, with full power of substitution as proxy or proxies of the undersigned, to represent the undersigned and vote all shares of SED International Holdings, Inc. Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of SED International Holdings, Inc., to be held at the principal executive offices of the Company, 4916 N. Royal Atlanta Drive, Tucker, Georgia, at 12:00 p.m., local time, on November 10, 1998, and at any and all adjournment(s) thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED NOMINEES AND PROPOSALS.

1.   Proposal 1:

               The election as directors of the two nominees listed below to serve for a three-year term expiring at the 2001 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

     [ ] FOR ALL nominees listed below      [ ] WITHHOLD AUTHORITY to vote
         (except as marked to the               for  all nominees listed
         contrary below)                        below.

                STEWART I. AARON AND MARK DIAMOND

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ---------------------------------------------------------------------

     IF NO DIRECTION IS MADE TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, THIS PROXY CARD WILL BE VOTED "FOR" EACH OF THE NOMINEES.

2.   Proposal 2:

          To change the state of incorporation of the Company from Delaware to Georgia.

             [ ] For             [ ] Against         [ ] Abstain

3.   Proposal 3:

          To amend the Company's 1997 Stock Option Plan to increase the number of shares available for issuance by 200,000.

             [ ] For             [ ] Against         [ ] Abstain

(Continued, and to be signed and dated on the reverse side)

(Continued from the other side)


4. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof. This proxy may be revoked at any time prior to the voting thereof.

 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY

     IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR"
PROPOSALS 2 AND 3 LISTED ON THE REVERSE SIDE OF THIS PROXY CARD. If any other business is properly presented at the Annual Meeting, this proxy card will be voted by the proxies in their discretion. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.


                                   ______________________________
                                        Signature
                                   ______________________________
                                   Signature, if shares held jointly

                                   Date:___________________, 1998

                                   Please sign exactly as your name appears hereon. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give your full title. If the holder is a corporation or partnership the full corporate or partnership name should be signed by a duly authorized officer or Partner, respectively.